                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           NATIONAL FUEL GAS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           NATIONAL FUEL GAS COMPANY

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 TO BE HELD ON

                               FEBRUARY 20, 1997

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                                               December 30, 1996

Dear Stockholder:

     We are pleased to invite you to join us at the Annual Meeting of Stockholders of National Fuel Gas Company. The meeting will be held at 10:00 A.M. Eastern Standard Time on Thursday, February 20, 1997, in Salon III of The Ritz-Carlton, Palm Beach, 100 South Ocean Boulevard, Manalapan, Florida 33462.

     The matters on the agenda for the meeting are outlined in the enclosed Notice of Meeting and Proxy Statement. In addition, officers of the Company will review the past year, report current developments and answer questions from the floor.

     In order that you may elect Company directors and secure the representation of your interests at the Annual Meeting, we urge you to complete, sign and date your proxy card, and mail it in the envelope provided. The Proxies are committed by law to vote your proxy as you designate.

     If you plan to be present at the Annual Meeting, please check the "WILL ATTEND MEETING" box on the proxy card. Whether or not you plan to attend, please complete, sign, date and promptly return your proxy card so that your vote may be counted. If you do attend and wish to vote in person, you can revoke your proxy by giving written notice to the Secretary of the meeting or by casting your ballot.

     Coffee will be served at 9:30 A.M. The other directors and I look forward to meeting you at that time.

     In the meantime, please review the proxy statement and take advantage of your right to vote.

                                             Sincerely yours,

                                               BERNARD J. KENNEDY
                                          Chairman of the Board of Directors,
                                         Chief Executive Officer and President

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 20, 1997

To the Stockholders of National Fuel Gas Company:

     Notice is hereby given that the Annual Meeting of Stockholders of National Fuel Gas Company will be held at 10:00 A.M. Eastern Standard Time on Thursday, February 20, 1997, in Salon III of The Ritz-Carlton, Palm Beach, 100 South Ocean Boulevard, Manalapan, Florida 33462. At the meeting, action will be taken with respect to:

          (1) The election of directors;

          (2) The appointment of independent accountants;

          (3) The approval of the 1997 Award and Option Plan;

          (4) The approval of amendments to the 1984 Stock Plan and the 1993 Award and Option Plan;

          (5) The approval of the Retainer Policy for Non-Employee Directors;

and such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on December 23, 1996, will be entitled to vote at the meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                                  ANNA MARIE CELLINO
                                                 Secretary

December 30, 1996

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, AND WHATEVER THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. PLEASE USE THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

                                PROXY STATEMENT

     This proxy statement is furnished to the holders of National Fuel Gas Company ("Company") common stock ("Common Stock") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on February 20, 1997, or any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about December 30, 1996.

     All costs of soliciting proxies will be borne by the Company. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, has been retained to assist in the solicitation of proxies and will be compensated in the estimated amount of $7,000 plus reasonable out-of-pocket expenses. In addition to solicitation by that firm and by mail, a number of regular employees of the Company and its subsidiaries may solicit proxies in person, by telephone or by other methods.

     Only stockholders of record at the close of business on December 23, 1996, will be eligible to vote at this meeting. As of that date, 38,018,032 shares of Common Stock were issued and outstanding.

     Each share of Common Stock entitles the holder thereof to one vote with respect to each matter that is subject to a vote at the meeting. All shares that are represented by effective proxies received by the Company in time to be voted will be voted at the meeting or any adjournment thereof. Where stockholders direct how their votes shall be cast, shares will be voted in accordance with such directions. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals presented to stockholders.

     The proxy also confers discretionary authority to vote on all matters that may properly come before the Annual Meeting of Stockholders, or any adjournment thereof, respecting matters of which the Board is not currently aware but that may be presented at the meeting, and respecting all matters incident to the conduct of the meeting.

     Any stockholder giving a proxy may revoke it at any time prior to the voting thereof by mailing a revocation or a subsequent proxy to Anna Marie Cellino at the above address, by filing written revocation at the meeting with Mrs. Cellino, Secretary of the meeting, or by casting a ballot.

     Enclosed is a copy of the Company's Annual Report for the fiscal year ended September 30, 1996, which includes financial statements.

                            1. ELECTION OF DIRECTORS

     Three directors are to be elected at this Annual Meeting. The nominees for the three directorships are: Eugene T. Mann, George L. Mazanec and George H. Schofield. Each of the nominees is currently a director of the Company.

     After the election of directors at the 1996 Annual Meeting, the Board of Directors consisted of ten directors. On August 7, 1996, David N. Campbell resigned. On August 19, 1996, as permitted by the Company's Restated Certificate of Incorporation, as amended ("Charter"), the number of directors was decreased from ten to nine by resolution of the Executive Committee of the Board of Directors.

     Effective October 24, 1996, as permitted by the Company's Charter, the Board again increased the number of directors from nine to ten, and elected George L. Mazanec to the Board for a term to expire at the 1997 Annual Meeting.

     The terms of four of the directors will expire at the 1997 Annual Meeting. One of the directors, Leonard Rochwarger, will retire from the Board at the 1997 Annual Meeting and is not a candidate for reelection. Mr. Rochwarger has been a director since 1975, except for a period from 1988 to 1989 when he served as a United States Ambassador. The Board is deeply appreciative of his contributions to the Company over the years.

     On December 13, 1996, as permitted by the Company's Charter, the number of directors was reduced to nine, effective as of the 1997 Annual Meeting.

     It is intended that the Proxies will vote for the election of Messrs. Mann, Mazanec and Schofield as directors, unless they are otherwise directed by the stockholders. Although the Board of Directors has no reason to believe that any of the nominees will be unavailable for election or service, stockholders' proxies confer discretionary authority upon the Proxies to vote for the election of another nominee for director in the event any nominee is unable to serve or for good cause will not serve. Messrs. Mann, Mazanec and Schofield have consented to being named in this proxy statement and to serve if elected.

     The affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock entitled to vote is required to elect each of the nominees for director.

     Set forth below is certain information concerning the three nominees for election and the six directors of the Company whose terms will continue after the 1997 Annual Meeting, including information with respect to their principal occupations during the five years ended September 30, 1996, and certain other positions held by them.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                      MESSRS. MANN, MAZANEC AND SCHOFIELD.

                       NOMINEES FOR ELECTION AS DIRECTORS
                     FOR THREE-YEAR TERMS TO EXPIRE IN 2000
             NAME AND YEAR
           BECAME A DIRECTOR
            OF THE COMPANY
---------------------------------------
                                         ------   ---------------------------------------------
EUGENE T. MANN.........................    66     Executive Vice President from 1986 until his
  1993                                            retirement in August 1990 of Fleet Financial
                                                  Group, a diversified financial services
                                                  company, Providence, Rhode Island.
GEORGE L. MAZANEC......................    60     Advisor to the Chief Executive Officer of
  1996                                            PanEnergy Corporation. Former Vice Chairman
                                                  of PanEnergy Corporation from 1989 until
                                                  October 1996; executive vice president of
                                                  PanEnergy Corporation and president and chief
                                                  executive officer of Texas Eastern
                                                  Transmission Corporation from 1991 to 1993;
                                                  previously group vice president in charge of
                                                  gas supply, regulatory, marketing and
                                                  transportation and exchange activities; and
                                                  senior vice president of Texas Eastern
                                                  Corporation and president of Texas Eastern
                                                  Transmission Corporation.
GEORGE H. SCHOFIELD....................    67     Chairman of the Board of Directors from 1986
  1990                                            until his retirement in March 1995, and Chief
                                                  Executive Officer from 1985 to October 1994,
                                                  of Zurn Industries, Inc., a provider of
                                                  products and services for waste-to-energy and
                                                  water quality control systems, Erie,
                                                  Pennsylvania. Director of The Goodyear Tire &
                                                  Rubber Company.

---------------

(1) As of February 20, 1997.

             NAME AND YEAR
           BECAME A DIRECTOR
            OF THE COMPANY               AGE(1)               PRINCIPAL OCCUPATION
---------------------------------------  ------   ---------------------------------------------
                             DIRECTORS WHOSE TERMS EXPIRE IN 1998
PHILIP C. ACKERMAN.....................    53     Senior Vice President of the Company since
  1994                                            June 1989 and Vice President from 1980 to
                                                  1989. President of National Fuel Gas
                                                  Distribution Corporation(2) since October
                                                  1995 and Executive Vice President from June
                                                  1989 to October 1995, Executive Vice
                                                  President of National Fuel Gas Supply
                                                  Corporation(2) since October 1994. President
                                                  of Seneca Resources Corporation(2) from June
                                                  1989 to October 1, 1996. President of Horizon
                                                  Energy Development, Inc. (2) since September
                                                  1995 and certain other nonregulated
                                                  subsidiaries of the Company since prior to
                                                  1990.
LUIZ F. KAHL...........................    60     President since April 1996 of The Vector
  1992                                            Group, LLC, a newly formed company pursuing
                                                  investment opportunities. Former Chief
                                                  Executive of BP Advanced Materials and
                                                  Carborundum from January 1990 to February
                                                  1996. On the Advisory Board of LucasVarity
                                                  Plc. April 1996 appointed Commissioner of the
                                                  Niagara Frontier Transportation Authority.
BERNARD S. LEE, PH.D...................    62     President since prior to 1989 of the
  1994                                            Institute of Gas Technology, a not-for-profit
                                                  research and educational institution, Des
                                                  Plaines, Illinois. Director of Energy
                                                  Biosystems Corporation, NUI Corporation and
                                                  Peerless Mfg. Co.

---------------

(1) As of February 20, 1997.
  (2) Wholly owned subsidiary of the Company.

             NAME AND YEAR
           BECAME A DIRECTOR
            OF THE COMPANY               AGE(1)               PRINCIPAL OCCUPATION
---------------------------------------  ------   ---------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 1999
ROBERT T. BRADY........................    56     Chairman of Moog Inc. since February 1996.
  1995                                            President, Chief Executive Officer and Direc-
                                                  tor since 1988 of Moog Inc., a manufacturer
                                                  of motion control systems and components.
                                                  Director of Acme Electric Corporation, As-
                                                  tronics Corporation, First Empire State Cor-
                                                  poration and Seneca Foods Corporation.
WILLIAM J. HILL........................    66     President of National Fuel Gas Distribution
  1995                                            Corporation(2) from June 1989 until his
                                                  retirement in October 1995. Director of Reed
                                                  Manufacturing Company.
BERNARD J. KENNEDY.....................    65     Chairman of the Board of Directors of the
  1978                                            Company since March 1989, Chief Executive
                                                  Officer since August 1988, President since
                                                  January 1987. Chairman of the Board of
                                                  Associated Electric & Gas Insurance Services
                                                  Limited and the Institute of Gas Technology.
                                                  Director of Marine Midland Banks, Inc.,
                                                  Merchants Mutual Insurance Company, American
                                                  Precision Industries, Inc., American Gas
                                                  Association and Interstate Natural Gas
                                                  Association of America.

---------------
(1) As of February 20, 1997.

(2) Wholly owned subsidiary of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     During the Company's fiscal year ended September 30, 1996 ("fiscal 1996"), there were five meetings of the Board of Directors. In addition, certain directors attended meetings of standing or pro tempore committees. The entire Board of Directors acts as a nominating committee. There are three standing committees as described below.

     Audit Committee. The Audit Committee held three meetings during fiscal 1996 in order to review the scope and results of the annual audit, to receive reports of the Company's independent public accountants and chief internal auditor, and to prepare a report of the committee's findings and recommendations to the Board of Directors. The committee consists of Messrs. Hill, Lee and Schofield.

     Compensation Committee. The Compensation Committee, all of the members of which are non-employee independent directors, held three meetings during fiscal 1996 in order to review and determine the compensation of Company officers, to receive reports and to award stock options, stock appreciation rights, restricted stock and At Risk Awards. The committee administers the Company's 1983 Incentive Stock Option Plan, 1984 Stock Plan, 1993 Award and Option Plan, and Annual At Risk Compensation Incentive Program. The committee consists of Messrs. Brady, Kahl, Mann, Mazanec (beginning October 24, 1996) and Rochwarger.

     Executive Committee. The Executive Committee held two meetings during fiscal 1996. The committee has and may exercise the authority of the full Board except as prohibited by New Jersey corporate law (N.J.S.A. sec.14A:6-9). This committee will also respond to questions of public policy. The committee consists of Messrs. Brady, Hill, Kahl, Kennedy and Mann.

     During fiscal 1996, all incumbent directors attended at least 75% of the aggregate of meetings of the Board and of the committees of the Board on which they served, except for Luiz F. Kahl who attended 70% of such meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "Compensation Committee interlocks" or "insider participation" which the Securities and Exchange Commission (SEC) regulations would require to be disclosed in this proxy statement.

DIRECTORS' COMPENSATION

     Directors who are not officers of the Company or its subsidiaries are paid an annual retainer of $18,000 and a fee of $1,000 for each Board meeting and $800 for each committee meeting attended ($500 if participating by telephone). In addition, in fiscal 1996 Messrs. Brady, Brown, Hill and Rochwarger received payments of $500, $1,000, $500 and $500, respectively, for additional consultations. Directors who are not officers do not participate in any of the Company's employee benefit or compensation plans. Directors who are officers receive no compensation for serving as directors. Directors who are not and were not officers are covered by the Directors' Retirement Plan. Under this plan, any outside director who has completed five years of Board service or becomes totally and permanently disabled would receive an annual retirement benefit equal to 10% of the annual retainer in effect on the date of retirement multiplied by the number of full years of Board service, but not to exceed 100% of that annual retainer. The retirement benefit would begin upon the later of the director's retirement or age 70, and continue until the earlier of 10 years or the death of the director.

     The Board of Directors has adopted resolutions to reduce the cash component of the directors' compensation, freeze benefits under the Directors' Retirement Plan, pay the directors partially with Company stock, and seek shareholder approval of this policy. Approval of the new Retainer Policy for Non-Employee Directors is the fifth item to be voted on at the 1997 Annual Meeting of Stockholders, as described later in this proxy statement.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     To the best of the Company's knowledge, there are no beneficial owners of 5% or more of the Common Stock of the Company.

     The following table sets forth for each current director, each nominee for director and each of the executive officers named in the Summary Compensation Table and for all directors and officers as a group, information concerning beneficial ownership of Common Stock of the Company. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                                                           NUMBER OF SHARES OF
                                                              COMMON STOCK
                                                           BENEFICIALLY OWNED       PERCENT OF
                                                           AS OF SEPTEMBER 30,     COMMON STOCK
                          NAME                                    1996                OWNED
---------------------------------------------------------  -------------------     ------------
Philip C. Ackerman(1)(2)(3)(4)...........................         267,250              *
James A. Beck(1)(2)(5)...................................          16,126              *
Robert T. Brady..........................................             100              *
Richard Hare(1)(2)(3)....................................         188,729              *
William J. Hill(2).......................................         199,823              *
Luiz F. Kahl(6)..........................................             796              *
Bernard J. Kennedy(2)(3).................................         502,363             1.3
Bernard S. Lee...........................................           1,100              *
Eugene T. Mann...........................................             850              *
George L. Mazanec(7).....................................             500              *
Joseph P. Pawlowski(1)(2)................................          78,070              *
Leonard Rochwarger.......................................           1,380              *
George H. Schofield......................................           2,436              *
Gerald T. Wehrlin(1)(2)(8)...............................          85,122              *
Directors and Officers as a Group
  (18 individuals)(9)(10)................................       1,518,342              4    %

---------------
    * Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on September 30, 1996.

 (1) Includes shares held in the Company's Thrift Plan, Employee Stock Ownership Plan for Supervisory Employees ("ESOP") and Tax-Deferred Savings Plan for Non-Union Employees ("TDSP"), respectively, as follows: Philip C. Ackerman, 3,466, 5,446 and 3,744 shares; Richard Hare, 0, 5,569 and 3,054 shares;
     James A. Beck, 102, 0, and 924 shares; Joseph P. Pawlowski, 599, 4,225 and 2,701 shares; Gerald T. Wehrlin, 599, 4,009 and 2,575 shares; and all current directors and officers as a group (18 individuals), 10,066, 28,342 and 23,482 shares. The beneficial owners of the shares have sole voting power with respect to shares held in the Thrift Plan, ESOP and TDSP, but do not have investment power respecting those shares until they are distributed.

 (2) Includes shares with respect to which each of the named individuals, and all current directors and officers as a group (18 individuals), have the right to acquire ownership within 60 days of September 30, 1996, through the exercise of stock options granted under the 1983 Incentive Stock Option Plan, the 1984 Stock Plan and the 1993 Award and Option Plan as follows:
     313,100 shares for Mr. Kennedy, 184,500 shares for Mr. Ackerman, 112,500 shares for Mr. Hare, 15,000 shares for Mr. Beck, 154,500 shares for Mr. Hill, 59,151 shares for Mr. Pawlowski, 60,801 shares for Mr. Wehrlin, and 999,502 shares for all current directors and officers as a group (18 individuals). Of the options for the 899,552 shares exercisable by executive officers set forth above, none were exercisable at a price which was above the market value of the Company's Common Stock on September 30, 1996.

 (3) Includes shares of restricted stock awarded in fiscal 1994 under the 1993 Award and Option Plan, certain restrictions on which had not lapsed as of September 30, 1996, as follows: 49,368 shares for Mr. Kennedy, 22,750 shares for Mr. Ackerman, 22,460 shares for Mr. Hare, and 126,578 shares for all current directors and officers as a group (18 individuals). Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

 (4) Includes 500 shares held by Mr. Ackerman's wife in trust for her mother, as to which shares Mr. Ackerman does not admit beneficial ownership, and 240 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

 (5) Includes 100 shares with respect to which Mr. Beck shares voting and investment power with his wife.

 (6) Mr. Kahl shares voting and investment power with his wife with respect to all 796 shares.

 (7) Includes 300 shares owned by Mr. Mazanec's wife as to which Mr. Mazanec shares voting and investment power.

 (8) Includes 2,600 shares owned by Mr. Wehrlin's wife as to which Mr. Wehrlin shares voting and investment power.

 (9) See notes (1) through (8) above.

(10) Includes 1,271 shares with respect to which one or another of the officers of the Company, not including the executive officers named in the Summary Compensation Table, shares voting and investment power with his wife.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

  General

          The Compensation Committee (the Committee) sets the base salaries of the Company's executive officers, makes awards and sets goals for the Company's executive officers and others under the Annual At Risk Compensation Incentive Program (the "At Risk Program"), and makes awards to executive officers and others under various compensation plans as described below. The Committee consists exclusively of non-employee independent directors, appointed by resolution of the entire Board of Directors. No member of the Committee is permitted to receive any award under any plan administered by the Committee.

     The Committee's objective is to set executive compensation at levels which
(i) are fair and reasonable to the stockholders, (ii) link executive compensation to long-term and short-term interests of the stockholders, and
(iii) are sufficient to attract, motivate and retain outstanding individuals for executive positions.

     Fairness to the stockholders is balanced with the need to attract, retain and motivate outstanding individuals by comparing the Company's executive compensation with the compensation of executives at other companies in the applicable labor market. The Committee sets the total direct compensation of the executive officers at least annually with reference to an appropriate peer group. The Committee's overall goal is to achieve above-average performance by the Company and its executives by affording the executives the opportunity to earn above-average direct compensation (base salary, annual at risk compensation and long-term incentive compensation) for above-average performance. More specifically, the various elements of direct compensation are intended to work in concert so that each executive's compensation would be approximately at the median (50th percentile) for median performance by the Company and the executive, at the 75th percentile for 75th percentile-level performance by the Company and the executive, and so forth. The actual amount of compensation earned in a fiscal year depends on the performance of the Company and the individual executive officer.

     The peer group consists of publicly-traded companies (not including the Company) which are engaged in one or more of the Company's primary lines of business (natural gas distribution, transmission, storage and production). There are currently 20 companies in the peer group, which is subject to change from time to time at the discretion of the Committee. The total market capitalization of 18 of the 20 peer group companies, as of September 30, 1996, ranged from 24% to 298% of the Company's total market capitalization. The other two peer group companies had total market capitalization between 500% and 650% of the Company's market capitalization, but were included because of other similarities to the Company.

     The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Thus, the companies in the compensation peer group are not the same as the companies reflected in the indices displayed in the Comparison of Five-Year Cumulative Total Returns graph included in this proxy statement on page 17.

     The executive officers' compensation is linked to the long-term interests of the stockholders by making a significant part of each executive officer's potential compensation depend on the price of the Company's Common Stock on the open market. The Committee awards stock appreciation rights (SARs) and options to buy Company Common Stock, both of which have value only to the extent the market price of the Company's Common Stock increases after the date of an award. The Committee also has awarded restricted stock, which increases or decreases in value to the same extent as the Company's Common Stock. Dividends are paid on restricted stock and on the shares held for employees (including executive officers) in various employee benefit plans, so executive officers benefit directly from dividends paid on the Company's Common Stock.

     Linking the executive officers' compensation to the short-term interests of the stockholders is done by making a significant part of each executive officer's potential compensation for a fiscal year depend upon the achievement of specific goals during that fiscal year, especially earnings per share. The At Risk Program is described in more detail below. In addition to being fair to stockholders, linking the executive officers' compensation to the success of the Company also serves to attract, retain and motivate those officers, especially while the Company continues to be successful.

     The retention of officers is also accomplished by utilizing forms of compensation which either increase in value, or only have value, if the executive officer remains with the Company for specified periods of time. For example, all options and SARs awarded to date remain exercisable for 10 years if the executive officer remains with the Company. All restricted stock awards do not completely vest in the executive officer unless he remains with the Company for a specified number of years after the award. The Executive Retirement Plan pays no benefits if the executive officer leaves the Company before age 55 and has substantial reductions for retirement before age 65. An executive officer also may forfeit a portion of the interest payable under the Deferred Compensation Plan if he leaves the Company before age 55.

     Specific components of executive officers' compensation earned or paid in fiscal 1996 are discussed below. Messrs. Kennedy, Ackerman and Hare were executive officers at all times relevant to the following discussion. The Company's other executive officers were designated as such in March 1996. The Company's six most highly compensated executive officers are identified on the Summary Compensation Table on page 14, and are sometimes referred to as the "named executive officers".

  Base Salary and Annual At Risk Incentive

     The fiscal 1996 base salaries of the named executive officers are shown on the Summary Compensation Table on page 14 in the "Base Salary" column. Executive officers' base salaries are set on a calendar year basis, based on (i) the completed accounting on the fiscal year just completed for the Company and each subsidiary; (ii) the target At Risk Program awards which are made on a fiscal year basis at the same time as base salaries are set; and (iii) available data on the Company's peer group. So the first three months of the executive officers' fiscal 1996 base salaries were set in December 1994 with the target At Risk Program awards for fiscal 1995, and the last nine months of their fiscal 1996 base salaries were set in December 1995 with the target At Risk Program awards for fiscal 1996.

     As of December 1994, the Company's return on equity and total return to shareholders over the three most recently completed years (1991-93) were both at approximately the 75th percentile of its peer group. The Committee set the calendar 1995 salary of Mr. Kennedy at 4% over the 75th percentile for his peer group. The Committee set the base salary of Mr. Ackerman at 86% of the 75th percentile for his peer group (raised to 110% of the 75th percentile for his peer group upon promotion to President of Distribution Corporation in October
1995) and the base salary of Mr. Hare at 89% of the 75th percentile for his peer group.

     As of December 1995, the Company's return on equity over the three most recently completed years (1992-94) was at approximately the 70th percentile of its peer group, and the Company's total return to shareholders was at approximately the 50th percentile of the peer group. The Committee set the calendar 1996 salary of Mr. Kennedy at 5% over the 75th percentile for his peer group. The Committee set the base salary of Mr. Ackerman at 94% of the 75th percentile for his peer group, and the base salary of Mr. Hare at 86% of the 75th percentile for his peer group. The Committee set the calendar 1996 base salary plus target At Risk Program award of Mr. Kennedy at 69% of the 75th percentile for his peer group, the calendar 1996 base salary plus target At Risk Program award of Mr. Ackerman at 77% of the 75th percentile for his peer group, and the calendar 1996 base salary plus target At Risk Program award of Mr. Hare at 77% of the 75th percentile of his peer group.

     The Summary Compensation Table on page 14 includes in the "LTIP [long-term incentive plan] Payouts" column the amount earned by or paid to Messrs. Kennedy, Ackerman and Hare in fiscal 1996 under the At Risk Program. These payments are considered by the SEC to be "long-term" incentives because payments are based on the rolling average of performance during the two fiscal years most recently completed. The range of potential At Risk Program awards for fiscal 1996 for Messrs. Kennedy, Ackerman and Hare is set out in the Long-Term Incentive Plan Table on page 16.

     During the first quarter of fiscal 1996, the Committee set At Risk Program goals and ranges of potential payments for Messrs. Kennedy, Ackerman and Hare for fiscal 1996. These were intended, when taken together with base salaries, to provide total direct cash compensation beginning at the median for median performance and progressing upward from there so that, for example, 75th percentile-level performance would generate 75th percentile-level compensation.

     During the first quarter of fiscal 1997, the Committee (i) rated each of these executive officer's fiscal 1996 performance against his fiscal 1996 At Risk Program goals (principally earnings per share), and (ii) calculated the At Risk Program payments to be made for fiscal 1996 to each executive officer. For Messrs. Kennedy, Ackerman and Hare, the awards were based on the average of their performance ratings for fiscal years 1995 and 1996.

     Mr. Kennedy was given the opportunity in December 1995 to earn a fiscal 1996 At Risk Program payment equal to 22% of his calendar 1996 base salary for achieving target goals, and up to 44% of his calendar 1996 base salary for substantially exceeding those goals. Mr. Ackerman was given the opportunity in December 1995 to earn a fiscal 1996 At Risk Program payment equal to 15% of his calendar 1996 base salary for achieving target goals, and up to 30% of his calendar 1996 base salary for substantially exceeding those goals. Mr. Hare was given the opportunity in December 1995 to earn a fiscal 1996 At Risk Program payment equal to 10% of his calendar 1996 base salary for achieving target goals, and up to 20 % of his calendar 1996 base salary for substantially exceeding those goals. At Risk Program goals for Messrs. Kennedy, Ackerman and Hare were:

     Mr. Kennedy, as Chief Executive Officer: a specified level of Company earnings per share (weighted as 75% of the formula) and customer service/other goals (weighted as 25% of the formula). Company earnings per share must reach 107% of the target to trigger the maximum annual incentive award to Mr. Kennedy or any other executive officer. In addition, Mr. Kennedy's summary rating for customer service/other goals would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     Mr. Ackerman, as President of the regulated utility business, President of the non-regulated subsidiaries and chief financial officer: a specified level of Company earnings per share (weighted as 45% of the formula), a specified level of net income for his subsidiaries (weighted as 30% of the formula), and customer service/other goals (weighted as 25% of the formula to reflect the importance of utility ratepayer satisfaction). Mr. Ackerman's subsidiaries would have to achieve 150% of the targeted net income, and his summary rating for customer service/other goals would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     Mr. Hare, as President of the regulated interstate pipeline and storage business: a specified level of Company earnings per share (weighted as 20% of the formula), a specified level of net income for his subsidiary (weighted as 40% of the formula), and customer service/other goals (weighted as 40% of the formula). Mr. Hare's subsidiary would have to achieve 115% of targeted net income, and his summary rating for customer service/other goals would have to be "Substantially Exceeds Expectations," to trigger the maximum award.

     The fiscal 1996 base salaries of the other seven individuals who were designated as executive officers in March 1996 were set by Messrs. Kennedy, Ackerman and/or Hare on a calendar year basis in December 1994 and 1995. Base salaries are intended to be competitive with salaries of comparable officers in the Company's peer group.

     Those same seven executive officers were paid amounts as At Risk Program Awards in December 1995 (for performance in fiscal 1995) and December 1996 (for performance in fiscal 1996). These awards were based on the performance of their respective subsidiaries and their respective areas of responsibility. Messrs. Kennedy, Ackerman and/or Hare set the amounts of these awards for fiscal 1995 and made recommendations for fiscal 1996 which were accepted by the Committee.

     The Summary Compensation Table on page 14 shows At Risk Program awards earned or paid in fiscal 1996 to the named executive officers. For performance during fiscal years 1995 and 1996, Mr. Kennedy earned an incentive equal to 44% of his calendar 1996 base salary, Mr. Ackerman earned an incentive equal to 30% of his calendar 1996 base salary, and Mr. Hare earned an incentive equal to 17% of his calendar 1996 base salary. For performance in fiscal 1996, Mr. Beck earned an incentive equal to 41% of his calendar 1996 base salary, Mr. Pawlowski earned an incentive equal to 19% of his calendar 1996 base salary, and Mr. Wehrlin earned an incentive equal to 19% of his calendar 1996 base salary.

     The Summary Compensation Table on page 14 includes in the "Bonus" column the amount earned by or paid to Messrs. Beck, Pawlowski and Wehrlin in fiscal 1996 under the At Risk Program. These awards are considered by the SEC to be bonuses because they are based on performance during a single fiscal year. However, the amounts shown as bonuses in fiscal 1996 are inflated by the inclusion (as required by SEC regulations) of both (i) the bonus earned in fiscal 1995 but paid during fiscal 1996, and (ii) the bonus earned in fiscal 1996 but paid in fiscal 1997.

  Stock Options, SARs and Restricted Stock

     Stock options, stock appreciation rights (SARs) and restricted stock represent the longer-term incentive and retention component of the executive compensation package. One of the Committee's goals is to keep each executive officer's total base salary, At Risk Program award and longer-term incentive at approximately that percentile of the executive officer's peer group's compensation which corresponds to the percentile of the Company's performance versus its peer group.

     The Company's total return to stockholders, with dividends reinvested in stock, for the five-year period ended September 30, 1996 was at about the 67th percentile of its peer group, about 16% above the average for the peer group. For the one-year period ended September 30, 1996, the Company was at about the 75th percentile, about 43% above the average for the peer group.

     Total direct compensation (base salary, At Risk Program award, options, SARs and restricted stock) for the named executive officers was compared to the total direct compensation of the equivalent officers in the peer group. The fiscal 1996 total direct compensation of each of the Company's named executive officers was at or below the average for the comparable executive officers in the peer group, ranging from 1% to 44% below that average.

     In deciding to award options, SARs or restricted stock, the Committee also takes into account both subjective (non-quantifiable) factors and quantifiable factors, such as the executive officer's performance of his assigned goals under the At Risk Program. Options, SARs and restricted stock are each longer-term incentives designed to create an identity of interest between executives and stockholders and to orient executives to the long-term interests of the Company. For several years, each executive officer has received regular awards under these programs according to policies designed to provide long-term opportunities which are in a consistent range as a percentage of cash compensation (base salary plus At Risk Program payments) considering stock price, dividend yield and market-to-book ratio.

     During fiscal 1996, the Committee awarded to each executive officer options to buy stock in the future at the market price on the award date. The Committee also awarded to Messrs. Kennedy, Ackerman and Hare an equal number of SARs with the same exercise price. None of the options or SARs awarded can be exercised for one year after the award date, and all of them expire no later than 10 years after the award date. Awards to the named executive officers are shown on the Option/SAR Grants in Fiscal 1996 table on page 15.

     Based on performance in fiscal 1996, the Committee in December 1996 awarded 4,150 shares of restricted stock to Mr. Kennedy, 1,150 shares of restricted stock to Mr. Ackerman, and 1,000 shares of restricted stock to Mr. Beck. The Summary Compensation Table on page 14 contains additional information on the 1994 restricted stock awards to those executive officers.

  Benefits Based on Retirement or Death, or Under Plans

     Benefits payable under the Retirement Plan, the Executive Retirement Plan, the split-dollar whole-life insurance program and the Deferred Compensation Plan are based on retirement or death. Estimated benefits payable under the Retirement Plan are shown in the pension plan table on page 19. Company payments under the insurance programs are shown as part of "All Other Compensation" on the Summary Compensation Table on page 14.

     Other benefits available under established plans which apply to all supervisory employees include the Company's contributions of Common Stock to the Tax-Deferred Savings Plan (a 401(k) plan) to match a portion of each executive's contributions, and the Company's payments related to the Employee Stock Ownership Plan for Supervisory Employees, and the Deferred Compensation Plan. Neither the Company nor the Committee made any material changes in any of these plans, nor any material changes in any of the "miscellaneous minor perquisites and personal benefits" discussed in footnote 1 of the Summary Compensation Table.

  Compensation of Chief Executive Officer

     The bases for Mr. Kennedy's fiscal 1996 base salary and At Risk Program award, including the Committee's goals and methodology, are discussed earlier in this report under the heading Base Salary and Annual At Risk Incentive. The bases for Mr. Kennedy's other fiscal 1996 long-term incentive awards are discussed earlier in this report under the heading Stock Options, SARs and Restricted Stock.

     Specifically, the average total direct compensation of chief executive officers of peer group companies was $1,983,911. Mr. Kennedy's actual 1996 total direct compensation was 1% below the peer group average.

 Policy With Respect to Qualifying Compensation Paid to Executive Officers For Deductibility Under Section 162(m) of the Internal Revenue Code

     The Committee intends that, whenever reasonably possible, compensation paid to its managers, including its executive officers, should be deductible for federal income tax purposes. Compensation paid under the At Risk Program qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code. All compensation paid to or earned by the executive officers in fiscal 1996 was deductible for federal income tax purposes.

                                          COMPENSATION COMMITTEE

                                          Leonard Rochwarger, Chairman
                                          Robert T. Brady
                                          Luiz F. Kahl
                                          Eugene T. Mann
                                          George L. Mazanec

EXECUTIVE COMPENSATION SUMMARY TABLE

     The following table sets forth information with respect to compensation paid by the Company and its subsidiaries for services rendered during the last three fiscal years to the Chief Executive Officer and each of the five other most highly compensated executive officers for the fiscal year ended September 30, 1996 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                      -------------------------------------
                                                                               AWARDS
                                         ANNUAL COMPENSATION          -------------------------
                                  ----------------------------------                 SECURITIES   PAYOUTS      ALL OTHER
                                                        OTHER ANNUAL  RESTRICTED     UNDERLYING  ----------     COMPEN-
NAME AND PRINCIPAL        FISCAL    BASE                  COMPEN-       STOCK         OPTIONS/      LTIP        SATION
POSITION                   YEAR    SALARY    BONUS       SATION (1)     AWARDS        SARS (#)    PAYOUTS         (2)
------------------------- ------  --------- --------    ------------  ----------     ----------  ----------    ---------
Bernard J. Kennedy....... 1996    $ 839,400 $      0          0       $  169,600(3)    150,000    $373,200     $ 206,106
Chairman of the Board     1995      788,150        0          0                0       150,000     315,000(5)    152,430
of Directors, Chief       1994      688,150        0          0        2,036,444(4)     90,000     276,000       173,903
Executive Officer
and President
Philip C. Ackerman....... 1996      470,000        0          0           47,000(3)     70,000     141,000        82,209
Senior Vice President of  1995      365,612        0          0                0        70,000      65,000(5)     77,680
the Company and           1994      348,050        0          0          938,438(4)     55,000      65,000        72,532
President of certain
subsidiaries
Richard Hare............. 1996      370,000        0          0                0        60,000      63,000        76,024
President of National     1995      365,612        0          0                0        60,000      63,000(5)     68,344
Fuel Gas Supply           1994      348,050        0          0          926,475(4)     55,000      60,000        70,577
Corporation
James A. Beck............ 1996      188,875  136,000(6)       0           40,875(3)     20,000           0         2,647
President of Seneca
Resources Corporation
Joseph P. Pawlowski...... 1996      212,000   62,000(7)       0                0        20,000           0        48,239
Treasurer of the Company
and Senior Vice President
of National Fuel Gas
Distribution Corporation
Gerald T. Wehrlin........ 1996      212,000   62,000(7)       0                0        20,000           0        44,177
Controller of the Company
and Senior Vice President
of National Fuel Gas
Distribution Corporation

---------------
(1) Excludes perquisites or personal benefits because, for each executive officer, the cost to the Company of all such items was less than $50,000 and less than 10% of that executive's base salary and bonus, if any, for each fiscal year listed.

(2) In fiscal 1996, the Company paid, contributed or accrued for Messrs. Kennedy, Ackerman, Hare, Beck, Pawlowski and Wehrlin $0, $7,920, $7,760, $2,111, $7,385 and $7,260 respectively, under the Tax-Deferred Savings Plan; $71,506, $21,933, $19,148, $536, $6,558 and $6,931, respectively, under a provision of the Deferred Compensation Plan and Board resolutions which pays all participants a sum intended to replace amounts which they will not receive as Company-matching contributions under the Tax-Deferred Savings Plan as a result of tax law limits or other tax considerations; $6,086, $8,485, $8,685, $0, $6,557 and $6,208, respectively, under a program that passes through to employees the Company's tax savings associated with payment of dividends on Employee Stock Ownership Plan shares; $26,814, $10,293, $13,183, $0, $9,833 and $10,499, respectively, as above-market interest under the Deferred Compensation Plan (which amount, in the case of Messrs. Ackerman and Beck, could be forfeited); and $101,700, $33,578, $27,248, $0, $17,906 and $13,279, respectively, as the dollar value of split-dollar or other life insurance benefits paid for by the Company.

(3) Represents the market value as of the date of award (December 13, 1996) of shares of restricted stock for performance in fiscal 1996. These shares were not outstanding at fiscal year-end 1996, but the number of unvested shares and fair market value at September 30, 1996 ($36.75 per share) would have been: Mr. Kennedy, 4,150 shares, $152,512;

    Mr. Ackerman, 1,150 shares, $42,262; Mr. Beck, 1,000 shares, $36,750. The award to Mr. Kennedy vests in the earlier of three years after the award or six months after retirement; the award to Mr. Ackerman vests three years after the award; the award to Mr. Beck vests seven years after the award. Dividends are paid on all shares of restricted stock.

(4) As required by SEC regulations, the dollar value of the restricted stock shown in the table as a 1994 award has been calculated as of the date of the award ($34.375 per share), even though the executive officers could not realize that value on that date. At September 30, 1996 (based on the closing market stock price of $36.75), the number and market value of all unvested shares of restricted stock held by each of the named executive officers were as follows: for Mr. Kennedy, 49,368, $1,814,274; for Mr. Ackerman, 22,750, $836,063; and for Mr. Hare, 22,460, $825,405. Dividends are paid on all shares of restricted stock. As of January 2, 1997, some restrictions on one-third of the shares of restricted stock held by each individual lapse as follows: Mr. Kennedy, 19,748 shares; Mr. Ackerman, 9,110 shares; and Mr. Hare, 8,984 shares. Some restrictions on the remaining shares of restricted stock lapse in equal amounts (one-quarter of the unvested shares) on each of the following dates: January 2, 1998, January 2, 1999, January 2, 2000 and January 2, 2001. The only restriction which would not lapse as described above is the requirement that restricted stock may not be transferred until the earliest of (a) six years from the date the other restrictions lapse;
    (b) the recipient's attainment of age 65; or (c) the recipient's death.

(5) Includes amounts awarded in April 1996 (after publication of the fiscal 1995 proxy statement) for performance in fiscal 1994-95 as follows: Mr. Kennedy, $79,000; Mr. Ackerman, $16,000; Mr. Hare, $16,000.

(6) Includes both (i) bonus earned in fiscal 1995 but paid in fiscal 1996 ($56,000) and (ii) bonus earned in fiscal 1996 but paid in fiscal 1997 ($80,000).

(7) Includes both (i) bonus earned in fiscal 1995 but paid in fiscal 1996 ($22,000) and (ii) bonus earned in fiscal 1996 but paid in fiscal 1997 ($40,000).

STOCK OPTION GRANT TABLE

     The following table sets forth information with respect to options to purchase shares of Common Stock and stock appreciation rights (SARs) awarded during fiscal 1996 to the named executive officers pursuant to plans approved by the Company's stockholders.

                      OPTION/SAR GRANTS IN FISCAL 1996 (1)

                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------
                                                 % OF TOTAL
                                  NUMBER OF     OPTIONS/SARS
                                  SECURITIES     GRANTED TO     EXERCISE
                                  UNDERLYING     EMPLOYEES      OR BASE                 GRANT DATE
                                 OPTIONS/SARS    IN FISCAL     PRICE PER    EXPIRATION    PRESENT
             NAME                 GRANTED(#)        YEAR      SHARE($/SH)      DATE     VALUE($)(2)
------------------------------  --------------  ------------  ------------  ----------  -----------
Bernard J. Kennedy............  75,000 options      15.4%       $28.5625      10/2005    $ 288,500
                                75,000 SARs         15.4%        28.5625      10/2005      288,500
Philip C. Ackerman............  35,000 options       7.2%        28.5625      10/2005      134,400
                                35,000 SARs          7.2%        28.5625      10/2005      134,400
Richard Hare..................  30,000 options       6.2%        28.5625      10/2005      115,200
                                30,000 SARs          6.2%        28.5625      10/2005      115,200
James A. Beck.................  20,000 options       4.1%        36.8125       9/2006      125,600
Joseph P. Pawlowski...........  20,000 options       4.1%        36.8125       9/2006      125,600
Gerald T. Wehrlin.............  20,000 options       4.1%        36.8125       9/2006      125,600

---------------
(1) The options and SARs shown on this table were granted under the 1993 Award and Option Plan and can be exercised at any time during the nine years preceding the expiration date if the holder remains with the Company. These options and SARs terminate upon termination of employment, except that upon termination of employment for any reason other than discharge for cause or voluntary resignation prior to age 60, most of such options and SARs may be exercised within five years after termination of employment. Payment of the exercise price may be in cash or by tendering shares of Company Common Stock.

(2) This column shows the hypothetical value of these options and SARs according to a binomial option pricing model which is a modification of the Black-Scholes option pricing model. The weighted average of the assumptions used in this model for the two sets of options granted in fiscal 1996 were: quarterly dividend yield of 1.3348%, an annual expected return of 10.24%, an annual standard deviation (volatility) of 15.44%, a risk-free rate of 6.08%, and an expected term before exercise of 5.5 years. Whether the assumptions used will prove accurate cannot be known at the date of grant. The model produces a value based on freely tradable securities, which the options and SARs are not. The holder can derive a benefit only to the extent the market value of Company Common Stock is higher than the exercise price at the date of actual exercise.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to stock option and SAR exercises during fiscal 1996 and the number and value of unexercised options and SARs at September 30, 1996.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996
                  AND OPTION/SAR VALUES ON SEPTEMBER 30, 1996

                                                                   NUMBER OF SECURITIES
                                    NUMBER OF                                                    VALUE OF UNEXERCISED
                                    SECURITIES                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                                    UNDERLYING                   OPTIONS/SARS AT FY-END(#)          AT FY-END($)(2)
                                   OPTIONS/SARS      VALUE      ---------------------------   ---------------------------
              NAME                 EXERCISED(#)   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------------  ------------   -----------   -----------   -------------   -----------   -------------
Bernard J. Kennedy...............     34,000       $ 451,250      483,200        150,000      $ 4,227,244    $ 1,228,125
Philip C. Ackerman...............     14,000         214,813      295,500         70,000        2,709,313        573,125
Richard Hare.....................     94,150         912,974      165,000         60,000        1,073,125        491,250
James A. Beck....................          0               0       15,000         20,000          113,750              0
Joseph P. Pawlowski..............          0               0       59,151         20,000          534,119              0
Gerald T. Wehrlin................      8,775         119,248       60,801         20,000          555,363              0

---------------
(1) Market value of stock at exercise less exercise price or base price.

(2) Market value of stock at fiscal year-end less exercise price or base price.

LONG-TERM INCENTIVE PLAN AWARD TABLE

     The following table sets forth information with respect to long-term incentive plan awards made during fiscal 1996 to the named executives pursuant to the At Risk Program.

               LONG-TERM INCENTIVE PLAN -- AWARDS IN FISCAL 1996

                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                                              NON-STOCK PRICE-BASED PLANS(1)
                                       PERFORMANCE PERIOD     -------------------------------
                NAME                    UNTIL MATURATION      THRESHOLD    TARGET    MAXIMUM
------------------------------------  ---------------------   ---------   --------   --------
Bernard J. Kennedy..................  2 years ended 9/30/96      $ 0      $186,604   $373,208
Philip C. Ackerman..................  2 years ended 9/30/96        0        70,500    141,000
Richard Hare........................  2 years ended 9/30/96        0        37,000     74,000

---------------
(1) This table describes the sole At Risk Program opportunity which was made to executive officers in fiscal 1996 based on the rolling two-year average of performance in fiscal 1995 and fiscal 1996. The actual amounts awarded and paid for fiscal 1996 under the At Risk Program are shown in the Summary Compensation Table on page 14 in the LTIP Payouts column.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly cumulative stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Standard & Poor's Utilities Index ("S&P Utilities") for a period of five years commencing September 30, 1991, and ended September 30, 1996.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*

                           FISCAL YEARS 1992 -- 1996

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)            NATIONAL FUEL          S&P 500          S&P UTILITIES
1991                                               100                 100                 100
1992                                               114                 111                 114
1993                                               166                 125                 141
1994                                               143                 130                 122
1995                                               146                 169                 156
1996                                               195                 203                 168

* Assumes $100.00 invested on September 30, 1991, and reinvestment of dividends.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     Mr. Kennedy entered into an employment agreement with the Company on September 17, 1981, which was most recently extended as of September 19, 1996. The agreement is effective until September 1, 1999, subject to earlier termination in the event of his death or disability. The agreement preserves, as a minimum level of compensation, monthly compensation levels as are in effect from time to time.

     Messrs. Ackerman, Hare, Pawlowski, Wehrlin entered into agreements with the Company dated May 1, 1992, and Mr. Beck dated March 16, 1995, that are to become effective in the event of a defined change of control of the Company. They preserve as a minimum, for the three years following such change of control, the annual salary levels and employee benefits as are then in effect for these executives and provide that, in the event of certain terminations of employment, these executives shall receive severance payments up to 2.99 times their respective annual base salaries prior to termination, plus continuation of certain employee benefits for three years or receipt of the value of such benefits, minus amounts earned through other employment over such three-year period.

RETIREMENT BENEFITS

     The Company's Retirement Plan is a noncontributory, defined-benefit pension plan covering substantially all employees of the Company and its subsidiaries. In general, the Retirement Plan provides a lifetime annuity at age 65 to a retired employee in an annual amount equal to 1 1/4% of "final average salary" up to $7,800 plus 1 1/2% of "final average salary" in excess of $7,800, multiplied by years of service rendered after becoming covered by the Retirement Plan, to a maximum of 40 years. For most employees, "final average salary" for purposes of the Retirement Plan basically is the average of an employee's annual base salary for the 60 highest consecutive months out of the last 120 months of employment.

     Normal retirement is at age 65. Early retirement with unreduced benefits is available to all employees at age 60. Early retirement, possibly with reduced benefits, is available at age 55 to all employees that have at least 10 years of vesting service. Generally, retirement benefits under the Retirement Plan are not subject to reduction for Social Security benefits or other offset amounts.

     The Company's Executive Retirement Plan is a noncontributory, defined-benefit pension plan that covers most executive officers and most other officers of the Company and its subsidiaries. The Executive Retirement Plan provides retirement benefits to eligible officers in the same form as, and in addition to, basic retirement benefits provided them under the Retirement Plan. It restores benefit reductions, if any, under the Retirement Plan caused by participation in the Deferred Compensation Plan and provides retirement benefits to such officers without regard to the Internal Revenue Code dollar ceilings and other limits that reduce many officers' Retirement Plan benefits. In general, the Executive Retirement Plan would provide supplemental benefits in the form of a monthly 50% joint and survivor life annuity payment (i.e., a lifetime annuity) beginning at age 65 to a retiring eligible officer and surviving spouse. (The retiree may instead elect other forms of annuity, such as a single life annuity, but the Company estimates that the executive officers will elect the 50% joint and survivor annuity.) Based on that estimate, and assuming that the officer and his spouse are the same age, such officer's annual annuity payment will be equal to 87.3% of the sum of (a) 1.97% times the first 30 years of service, plus (b) 1.32% times the next 10 years of service, multiplied by (c) "final average salary," as defined below; this product will then be offset by Retirement Plan benefits and a portion of Social Security benefits to be received. A surviving spouse of a retiree would receive 50% of the above-described annual annuity payment under the Executive Retirement Plan, plus payments under the Retirement Plan applicable to all employees. Reduced benefits are available for eligible officers who retire prior to age 65 and as early as age 55, provided they have at least five years of service. The Executive Retirement Plan also has a lump sum payout provision. The only eligible people who retired in fiscal 1996 elected not to take this benefit in a lump sum.

     "Final average salary" for purposes of the Executive Retirement Plan basically is the average of an employee's annualized cash compensation for the 60 months during the 10 years prior to retirement which produces the highest average. Under the Executive Retirement Plan, "annual cash compensation" consists of base salary plus cash payments, if any, earned under the At Risk Program.

     The following table shows annual 50% joint and survivor life annuity total benefits payable under the Retirement Plan plus the Executive Retirement Plan to eligible officers retiring currently at the normal retirement age of 65 with a spouse of the same age. Forms of benefit payment other than the 50% joint and survivor life annuity, or retirement prior to age 65, would result in different annual benefits to eligible officers.

                       ESTIMATED ANNUAL RETIREMENT BENEFITS
  FIVE-YEAR          FOR YEARS OF BENEFIT SERVICE CREDITED(1)
FINAL AVERAGE     -----------------------------------------------
SALARY(2)(3)         25           30           35           40
-------------     --------     --------     --------     --------
 $   300,000      $124,900     $149,880     $166,348     $182,817
     600,000       253,886      304,663      338,417      372,170
     900,000       382,872      459,446      510,485      561,524
   1,200,000       511,857      614,229      682,553      750,878
   1,500,000       640,843      769,012      854,622      940,231

---------------
(1) The service credited for retirement benefit purposes to the officers named in the Summary Compensation Table, as of September 30, 1996, is as follows:
    Mr. Kennedy, 37 years, 1 month; Mr. Ackerman, 27 years, 2 months; Mr. Hare, 20 years; Mr. Beck, 6 years, 3 months; Mr. Pawlowski, 20 years, 1 month; Mr. Wehrlin, 19 years, 1 month.

(2) Compensation covered for retirement benefit purposes is more than the amounts appearing in the three "annual compensation" columns of the Summary Compensation Table on page 14, because of the inclusion of At Risk Program awards and some restricted stock. Accordingly, the covered current compensation as of September 30, 1996, is as follows: Mr. Kennedy, $1,382,200; Mr. Ackerman, $658,000; Mr. Hare, $433,000; Mr. Beck $188,875;
    Mr. Pawlowski, $212,000; and Mr. Wehrlin $212,000.

(3) Benefits described in this table reflect the partial offset for Social Security benefits described above.

                   2.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     At the 1997 Annual Meeting, stockholders will be asked to appoint Price Waterhouse LLP as independent accountants for the Company's fiscal year ending September 30, 1997 ("fiscal 1997"). If appointed, Price Waterhouse LLP will examine the financial statements of the Company and its subsidiaries and report upon the annual consolidated financial statements for fiscal 1997.

     Representatives of that firm have regularly attended the Company's annual meetings and one is expected to attend this year. This representative shall have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to questions.

     The affirmative vote of a majority of the votes cast with respect to the appointment of independent accountants by the holders of shares of Common Stock entitled to vote is required for the appointment of Price Waterhouse LLP as independent accountants. If the necessary votes are not received, or if Price Waterhouse LLP declines to accept or otherwise becomes incapable of accepting or exercising the appointment, or its services are otherwise discontinued, the Board of Directors will appoint other independent accountants. Unless they are otherwise directed by the stockholders, the Proxies intend to vote for the appointment of Price Waterhouse LLP as independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS APPOINTMENT.

                 3.  APPROVAL OF THE 1997 AWARD AND OPTION PLAN

     On December 13, 1996, the Board of Directors adopted the National Fuel Gas Company 1997 Award and Option Plan ("1997 Plan"), subject to approval by the common stockholders at this Annual Meeting. The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of shares of Common Stock entitled to vote is required for the adoption of the proposal. In addition, adoption of the Plan is subject to the approval of the Securities and Exchange Commission ("SEC") under the Public Utility Holding Company Act of 1935 ("1935 Act"). All awards made prior to the receipt of both such approvals are contingent upon such approval. A copy of the 1997 Plan is attached to and incorporated in this Proxy Statement as Exhibit A.

     The Board of Directors believes that it is in the Company's best interests to adopt the Plan for two reasons. First, a competitive stock option plan is essential to attract and retain outstanding individuals in today's market. Second, it is expected that all 1,600,000 shares of the 1,600,000 shares issuable upon the exercise of options and shares of restricted stock under the 1993 Award and Option Plan ("1993 Plan") will have been granted and that such amount will be insufficient to satisfy the proposed option awards for fiscal 1997 and all future awards.

                                 ADMINISTRATION

     The 1997 Plan provides for administration by the Compensation Committee of the Board or another committee designated by the Board ("Committee"). The Committee is composed entirely of "Disinterested Board Members" who are not present or former employees or officers of the Company. No member of the Committee is eligible to be selected to participate in the 1997 Plan. Among the powers granted to the Committee are the authority to interpret the 1997 Plan, establish rules and regulations for its administration, select key employees of the Company and its subsidiaries to receive awards, determine the form and amount and other terms and conditions of an award, grant waivers of 1997 Plan terms and conditions, accelerate the vesting, exercise or payment of an award and take all action it deems advisble for the proper administration of the 1997 Plan. The 1997 Plan authorizes the Committee to delegate its authority and duties under the 1997 Plan, in certain circumstances, to the Chief Executive Officer and other senior officers of the Company.

ELIGIBILITY FOR PARTICIPATION

     All key employees of the Company or any of its 80-percent-or-more owned subsidiaries are eligible to be selected to participate in the 1997 Plan. The selection of Participants from among key employees is within the discretion of the Committee.

AMENDMENT OF PLAN

     The Board may suspend or terminate the 1997 Plan at any time, and may also amend the 1997 Plan at any time but, any such amendment may be subject to stockholder approval (i) at the discretion of the Board; and (ii) to the extent stockholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

SHARES AVAILABLE FOR GRANT

     The 1997 Plan authorizes the Committee to grant awards during the period from December 13, 1996 through December 12, 2006. Subject to equitable adjustment, 1,900,000 shares of Common Stock of the Company are available for grant under the 1997 Plan. Shares of Common Stock related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or are settled in cash in lieu of Common Stock, will again be available for grant under the 1997 Plan. Similarly, shares of Common Stock used by a Participant with the Committee's consent to pay in full or in part the purchase price of shares of Common Stock upon exercise of a stock option will again be available for grant under the 1997 Plan.

     No one Participant in the 1997 Plan may receive awards covering more than 300,000 shares of Common Stock of the Company in any fiscal year, subject to equitable adjustment.

TYPES OF AWARDS

     The 1997 Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) stock appreciation rights ("SARs"), which may be granted singly, in combination with stock options or in the alternative; (3) Common Stock of the Company, including restricted Common Stock;
(4) performance units; (5) performance shares; (6) Common Stock units; and (7) any other award established by the Committee which is consistent with the 1997 Plan's purposes. Such awards may be granted singly, in combination or in the alternative, as determined by the Committee.

STOCK OPTIONS

     Under the 1997 Plan, the Committee may grant awards in the form of stock options to purchase shares of the Company's Common Stock. Unless the award notice provides otherwise, each option shall be exercisable in whole or in part. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise, and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Company's Common Stock on the date of the stock option's grant. Unless the award notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant. Unless the award notice provides for a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. Unless the award notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and nonqualified stock options granted in combination may be exercised separately. Any stock option grant in the form of an incentive stock option will satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"). See Federal Income Tax Treatment beginning at page 25 for a discussion of the differing federal tax treatment afforded to incentive and non-qualified stock options.

     Unless the award notice provides otherwise, any incentive stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment. Also, upon the death of any Participant while employed with the Company or within the three-month period after the date of termination of a Participant's employment, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

     Notwithstanding the above, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. In no event shall an incentive stock option be exercisable after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

     Unless the award notice provides otherwise, any non-qualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise as described below with respect to death and voluntary resignation after age 60. Notwithstanding the foregoing, if the Committee determines that a Participant is employed by an employer or engaged in a business that competes with the business of the Company, the Participant shall thereafter lose his or her rights to exercise any non-qualified stock options.

     Upon the death of a Participant while employed with the Company or within the period referred to below, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to below, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

     Unless the award notice provides otherwise, each non-qualified option shall first become exercisable on the first anniversary of its date of grant, or if earlier (i) on the date of the Participant's death occurring after the date of grant; (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his or her 60th birthday, after the date of grant, and before such six months; or (iii) on the date of the Participant's voluntary resignation on or after his or her 60th birthday and at least six months after the date of grant.

     In no event shall a non-qualified stock option be exercisable later than the exercise period set forth in the award notice.

     Upon exercise, the exercise price may, at the discretion of the Committee, be paid by a Participant in cash, shares of Common Stock, shares of restricted stock, a combination thereof, or such other consideration as the Committee may deem appropriate. An award may provide that a Participant who pays the option exercise price with previously-owned shares of the Company's Common Stock shall automatically be awarded a new stock option to purchase additional shares of Common Stock equal to the number of shares used to pay the exercise price. The 1997 Plan also allows for the so-called "cashless exercise" of options by payment of the exercise price using a portion of the shares otherwise receivable upon exercise of the option.

STOCK APPRECIATION RIGHTS

     The 1997 Plan authorizes the Committee to grant SARs either singly ("Independent SARs"), in combination with all or a portion of a related stock option ("Combination SARs") or in the alternative ("Alternative SARs"). A SAR is a right to receive a payment equal to the appreciation in fair market value of a stated number of shares of Common Stock from the SAR's exercise price to the fair market value on the date of its exercise.

     A Combination or Alternative SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Combination SARs may be exercised either together with the related stock option or separately. The exercise price of a Combination SAR shall be the exercise price of the related stock option, and a Combination SAR shall be exercisable only to the extent that the related stock option is exercisable. If a Participant exercises a Combination SAR or a related stock option, but not both, the other shall remain outstanding and exercisable.

     An Alternative SAR shall be exercisable to the extent its related stock option is exercisable, and the exercise price of an Alternative SAR shall be the same as the exercise price of its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Alternative SAR shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of an Alternative SAR, the related stock option shall be automatically canceled to the extent of such exercise. Unless an award notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs.

     The Committee will, with regard to an Independent SAR, determine the number of shares subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. However, the exercise price of an Independent SAR will in no event be less than the fair market value of the Common Stock on the date of the grant of the Independent SAR.

STOCK AWARDS

     The 1997 Plan authorizes the Committee to grant awards in the form of shares of Common Stock, restricted shares of Common stock, and Common Stock units. Such awards will be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. During any restricted period, the Committee may grant to the Participant all or any rights of a stockholder with respect to such shares, including the rights to vote and to receive dividends. The 1997 Plan gives the Committee the discretion to accelerate the delivery of shares of such awards.

PERFORMANCE SHARES

     The 1997 Plan allows for the grant of "performance shares". For purposes of the 1997 Plan, "performance shares" means either shares of Common Stock of the Company or units which are expressed in terms of Common Stock of the Company. Such awards will be contingent upon the attainment over a period to be determined by the Committee ("Performance Period") of certain performance or service objectives. Such objectives may be revised by the Committee during the Performance Period to take into account unforeseen events or changed circumstances. The performance or service objectives to be achieved during a Performance Period and the measure of whether and to what degree such objectives have been attained will also be determined by the Committee.

PERFORMANCE UNITS

     Awards may also be granted in the form of performance units, which are units valued by reference to criteria chosen by the Committee, other than by reference to the Company's Common Stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance. Such objectives may be revised by the Committee during the Performance Period to take into account unforeseen events or changed circumstances. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved will be determined by the Committee.

OTHER TERMS OF AWARDS

     Awards may be paid in cash, Common Stock, a combination of cash and Common Stock, or any other form of property, and in a lump sum or in installments, as the Committee shall determine. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of such award an entitlement to receive dividends or dividend equivalents. Dividends or dividend equivalents which are not currently paid may, in the Committee's discretion, accrue interest, be reinvested in additional shares of Common Stock, or be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such award. At the discretion of the Committee, receipt of payment of a stock-based award, performance unit, dividend or dividend equivalent may be deferred by a Participant by the delivery of an irrevocable election prior to the time payment would otherwise be made.

     The 1997 Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement, or any approved reason, unless the award provides otherwise. The 1997 Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a Participant under the 1997 Plan in the event of his or her death, disability, retirement, or termination of employment for an approved reason. Forfeiture is also required if, in the opinion of the Committee, the Participant competes with the Company without its written consent, or if he or she acts in a manner inimical to the Company's best interests.

     Upon grant of any award, the Committee may, by way of an award notice or otherwise, establish such other items and conditions governing the grant of such award as are not inconsistent with the 1997 Plan. The Committee may unilaterally amend any award if such amendment is not adverse to the Participant. The Company may deduct from any payment under the 1997 Plan the amount of any applicable income and employment taxes, or may require the Participant to pay such taxes as a condition to making such payment. A Participant may pay the amount of such taxes required to be withheld from an award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such award, or by delivering to the Company, shares of Common Stock with a fair market value less than or equal to the amount of the applicable withholding taxes.

NONASSIGNABILITY

     All awards under the 1997 Plan may not be transferred (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), and during a Participant's lifetime may be exercised only by the Participant except that, unless the Committee specifies otherwise, all awards of nonqualified stock options or SARs will be transferable, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 of the Exchange Act or any successor rule or regulation,
(ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (a) there is no consideration for such transfer and (b) subsequent transfers of transferred options are prohibited (except by will or the laws of descent and distribution). Following transfer, any such options continue to be subject to the same terms and conditions as were applicable immediately prior to transfer and, except for events related to the termination of employment of the Participant, the term "Participant" will refer to the transferee.

CHANGE IN CONTROL/CHANGE IN OWNERSHIP

     In the event of a Change in Control (as defined in the 1997 Plan), a Participant whose employment is terminated within two years of the date of such event, for a reason other than death, disability, Cause (as defined in the 1997
Plan), voluntary resignations or other Good Reason (as defined in the 1997 Plan) or retirement, would be entitled to the following treatment under the 1997 Plan:
(i) all of the terms and conditions in effect on any of the Participant's outstanding awards would immediately lapse; (ii) all of the Participant's outstanding awards would automatically become one hundred percent vested; (iii) all of the Participant's outstanding stock options, SARs, performance units, performance shares, and other stock-based awards would be immediately cashed out on the basis of the Change in Control Price (as defined in the Plan); and (iv) all of the Participant's outstanding performance units would be cashed out on the same basis and under the assumption that all performance criteria applicable to Performance Periods completed or partially completed had been satisfied. Such payments would be made as soon as possible, but no later than the 90th day following such event.

     The 1997 Plan also provides that upon a Change In Ownership (as defined in the 1997 Plan), all Participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated Participant under the Plan in the event of a Change in Control. The 1997 Plan defines a Change in Ownership as a change which results in the Company's Common Stock ceasing to be actively traded on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System.

ADJUSTMENT OF SHARES AVAILABLE

     In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock split or other combination, appropriate adjustment will be made by the Committee in the aggregate number of shares of Common Stock available under the 1997 Plan, the number of shares of Common Stock with respect to which awards may be granted to any Participant in any fiscal year, and the number of shares of Common Stock, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid for such shares of Common Stock.

     The 1997 Plan also provides that in the event of a merger, consolidation, reorganization of the Company with another corporation, a reclassification of the Common Stock, a spin-off of a significant asset, or other changes in the capitalization of the Company, appropriate provision will be made for the protection and continuation of outstanding awards by either (i) the substitution of appropriate stock or other securities, or (ii) by appropriate adjustments, each as set forth under the Plan and as deemed appropriate by the Committee.

FEDERAL INCOME TAX TREATMENT

     The following is a brief summary of the federal income tax aspects of the 1997 Plan, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

     A Participant who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a Participant may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. The Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. If a Participant does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     If a Participant disposes of the shares received upon the exercise of any incentive stock option either (1) within one year of the transfer of the shares to him or her or (2) within two years after the incentive stock option was granted, the Participant will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the incentive stock option was exercised over the purchase price paid for the shares upon exercise, and (b) the amount of gain realized on the sale. Any gain realized in excess of the compensation income recognized, and any loss realized, will be long-term or short-term capital gain or loss, depending upon the length of the period the Participant held the shares. If a Participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of any incentive stock option, the Company, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, will be entitled to a deduction for an equivalent amount.

     A Participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. Subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under
Section 162(m) of the Code, the Company is entitled to a corresponding deduction for the same amount.

     The grant of an SAR will produce no federal tax consequences for the Participant or the Company. The exercise of an SAR results in taxable income to the Participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise, and, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, a corresponding deduction to the Company.

     A Participant who has been granted either performance units or performance shares expressed in the form of units of Common Stock generally will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A Participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award, and, subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under
Section 162(m) of the Code, the Company will have a corresponding deduction.

     A Participant who has been granted shares of restricted stock will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the Participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction.

     The award of an outright grant of Common Stock to a Participant will produce immediate tax consequences for both the Participant and the Company. The Participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him. Subject to general rules relating to the reasonableness of the Participant's compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, the Company will receive a corresponding deduction for the same amount.

MARKET PRICE OF THE COMMON STOCK

     The closing price of the Company's Common Stock reported on the New York Stock Exchange for December 20, 1996 was $42.375 per share. As of such date the aggregate market value of the shares of Common Stock underlying the options available for issuance under the 1997 Plan was $80,512,500.

NEW PLAN BENEFITS TABLE

     For each of the named executive officers and the various indicated groups, the following table shows (i) the number of options, and shares of Common Stock underlying such options, which would have been granted if the 1997 Plan had been adopted and approved as of October 1, 1996 or are expected to be granted under the 1997 Plan in fiscal 1997; (ii) the number of options and SARs which have been awarded in fiscal 1997 under the 1993 Plan; and (iii) the number of shares of Common Stock which are expected to be awarded in fiscal 1997 under the Retainer Policy for Non-Employee Directors.

                               NEW PLAN BENEFITS

                                              NUMBER OF
                                               OPTIONS                                        NUMBER OF
                                              WHICH ARE                                       DIRECTORS'
                                            EXPECTED TO BE                                   SHARES WHICH
                                           AWARDED IN 1997             AWARDS IN               WILL BE
                               DOLLAR         UNDER 1997               1997 UNDER              AWARDED
     NAME AND POSITION         VALUE         PLAN (2)(3)             1993 PLAN (4)             IN 1997
----------------------------  --------     ----------------    --------------------------    ------------
Bernard J. Kennedy                 (1)            0            150,000 options                    0
  Chairman of the Board,           (1)            0            150,000 SARs
  Chief Executive             $169,600                         4,150 restricted stock
  Officer and President
Philip C. Ackerman                 (1)            0            80,000 options                     0
  Senior Vice President of         (1)            0            80,000 SARs
  the Company and President   $ 47,000                         1,150 restricted stock
  of certain subsidiaries
Richard Hare                       (1)            0            50,000 options                     0
  President of National            (1)            0            50,000 SARs
  Fuel Gas Supply
  Corporation
James A. Beck                      (1)       20,000 options                                       0
  President of Seneca         $ 40,875                         1,000 restricted stock
  Resources Corporation
Joseph P. Pawlowski                (1)       20,000 options                0                      0
  Treasurer of the Company
  and Senior Vice President
  of National Fuel Gas
  Distribution Corporation
Gerald T. Wehrlin                  (1)       20,000 options                0                      0
  Controller of the Company
  and Senior Vice President
  of National Fuel Gas
  Distribution Corporation
All current executive              (1)      140,000 options                0                      0
  officers as a group
  (10 persons)
All non-employee directors         (1)            0                        0                    2,800
  as a group (8 persons) as                                                                     shares
  of December 30, 1996
All employees, including all       (1)      250,000 options                0
  current officers who are
  not executive officers, as
  a group

---------------

(1) The exercise or base price of each stock option or SAR will be determined by the Committee, but will not be less than the fair market value per share of the Company's Common Stock on the date the option or SAR is granted. The value of each share of stock issued under the Retainer Policy for Non-Employee Directors will be the fair market value per share of the Company's Common Stock on the date the stock is issued at the beginning of each quarter. The value of a share of restricted stock is shown as the market value of the Company's Common Stock on the date of the award, even though the restricted stock could not be transferred on that date.

(2) Each Option entitles the holder to purchase one share of Company Common Stock subject to the provisions of the 1997 Plan.

(3) As of the Record Date, no grants have been made under the 1997 Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under the 1997 Plan because awards to key employees under the 1997 Plan are at the discretion of the Committee. The amounts shown in this table represent the Committee's sense, as of October 1996, of the awards that may be made in fiscal 1997, but the actual awards to be made have not been determined and, when made in fiscal 1997, may vary from the awards shown.

(4) Each option entitles the holder to purchase one share of Company Common Stock subject to the provisions of the 1993 Plan. Each SAR entitles the holder to receive a payment equal to the appreciation in fair market value of a share of Company Common Stock from the SAR's base price to the fair market value on the date of its exercise. Additional information is contained in the Summary Compensation Table and footnote (3) to that table.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

            4. APPROVAL OF CERTAIN AMENDMENTS TO THE 1984 STOCK PLAN
                       AND THE 1993 AWARD AND OPTION PLAN

     On September 19, 1996, in connection with recent amendments to Rule 16b-3, promulgated under Section 16 of the Exchange Act by the SEC to modify rules concerning transactions by a company's "insiders" in its equity securities, and the requirement of the SEC to implement such modifications on or before November 1, 1996, the Board of Directors also adopted, subject to shareholder approval at this Annual Meeting, certain amendments to the Company's 1984 Stock Plan ("1984 Plan") and the 1993 Award and Option Plan ("1993 Plan", and together with the 1984 Plan, "Stock Plans"). The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of shares of Common Stock entitled to vote is required for the adoption of this proposal. A copy of the proposed amendments to the Stock Plans accompanies this proxy statement as Exhibit B and the following summary of the proposed amendments is qualified in its entirety by reference thereto. Two of the proposed amendments are substantially similar for each of the Stock Plans and the 1993 Plan would be amended in two additional respects, as described below.

     First, the Stock Plans would be amended to provide for transferability of all awards of nonqualified stock options or SARs, as applicable, and would function in the same manner as the similar provision included in the Plan and described in this proxy statement under Nonassignability. Prior to these amendments, (i) the 1984 Plan did not include any right to transfer options and
(ii) the 1993 Plan provided (a) limited rights to transfer nonqualified stock options or SARs for awards made after August 29, 1995 to certain executive officers of the Company and (b) provided for transferability of such nonqualified stock options and SARs if and when the SEC amended Rule 16b-3 under the Exchange Act and to the maximum extent permitted by such amendment to Rule 16b-3, if any.

     Second, the Stock Plans' existing provisions regarding withholding taxes would be amended to allow the Participant to elect to pay applicable taxes by withholding Common Stock otherwise issuable, or remitting shares of Common Stock to the Company to pay applicable withholding taxes, in substantially similar fashion to the 1997 Plan. See the description under Other Terms of Awards beginning at page 23. Prior to these amendments, the Stock Plans provided for Committee discretion in this regard.

     The third and fourth proposed amendments would affect only the 1993 Plan. The 1993 Plan would be amended to allow the Board of Directors to amend the Plan from time to time provided, however, that such amendment may be subject to stockholder approval (i) at the discretion of the Board of Directors; and (ii) to the extent that stockholders' approval may be required by law including, but not limited to, the requirements of Section 16b-3 under the Exchange Act, or any successor rule or regulation. Prior to this amendment the 1993 Plan provided for the Board of Directors to amend the 1993 Plan from time to time, but required stockholder approval for any amendment which, with respect to Participants under the 1993 Plan, would materially increase benefits, materially modify the requirements as to eligibility for participation or materially increase the number of shares of Common Stock which could be issued under the 1993 Plan. The 1993 Plan's change in control provision would also be amended to eliminate a subsection that was previously required by Section 16 of the Exchange Act, whereby any Participant who on the Acceleration Date was required to report under Section 16 of the Exchange Act was also required to hold any stock options, SARs, Restricted Stock, Performance Shares or other derivative securities for at least six months in order to be eligible for payment under such change in control and change in ownership provisions.

     The purpose of each of the Stock Plans is to provide incentives to key employees whose contributions are important to the continued success of the Company and to enhance the Company's ability to attract and retain highly qualified persons for the successful conduct of its business. All key employees of the Company or any of its 80-percent-or-more owned subsidiaries are eligible to participate in the Stock Plans. The selection of Participants from among key employees is within the discretion of the Committee.

     Please refer to the item entitled "Executive Compensation" for information concerning the 1993 Plan under which the Company awarded stock options and SARs during the most recent fiscal year. The Company did not make any awards under the 1984 Plan during the most recent fiscal year.

     The Board of Directors believes these proposed amendments to the Stock Plans are in the best interests of the Company primarily because they would eliminate restrictions required under Rule 16b-3 prior to the recent amendments by the SEC as discussed above.

     Adoption of the proposed amendments will facilitate the administration of the Plan and the Stock Plans by conforming the Stock Plans and the 1997 Plan to the extent approved by the Board of Directors. In light of the proposed adoption of the Plan, the proposed amendments represent limited and appropriate enhancements to the existing terms of the Stock Plans.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         5. APPROVAL OF THE RETAINER POLICY FOR NON-EMPLOYEE DIRECTORS

     The Retainer Policy for Non-Employee Directors (the "Retainer Policy", copy attached as Exhibit C) was adopted by the directors on September 19, 1996, subject to approval by the stockholders. The Retainer Policy would replace the Company's current method of compensating non-employee directors, which is described beginning at page 6 of this proxy statement. The Board's compensation has not been increased since July 1, 1994, despite intervening increases in the cost of living and the continued success of the Company.

     Essentially, the Retainer Policy would reduce the fixed cash compensation and eliminate the retirement benefits of non-employee directors, and instead pay the non-employee directors a reduced cash amount plus shares of Company Common Stock. This is intended to align the financial interests of directors more directly with the financial interests of the Company's shareholders.

     In the last two years, directors' pension plans have come under increased criticism from certain shareholder activists, institutional investors and other shareholders generally. Stockholder proposals requesting the termination of such plans at other companies have received substantial support. A commission formed by the National Association of Corporate Directors has recently recommended the cessation of directors' pension plans. Consequently, more than thirty major companies have eliminated such plans, in some fashion, during that time period.

     These same persons and institutions, including the National Association of Corporate Directors' commission, have advocated that members of boards of directors should own larger stakes in their companies, and that, in furtherance of this goal, a large portion of the compensation of a company's directors should be in the form of a company's equity securities. Advocates of increased stockholdings by directors claim that they result in a better alignment of directors' interests with those of stockholders, and put more of directors' compensation at risk. Most major American companies now pay directors, in part, in company equity securities.

     Accordingly, the Retainer Policy would:

(1) Freeze benefits under the National Fuel Gas Company Retirement Plan for Non-Employee Directors ("Directors' Retirement Plan"), so that benefit accruals would cease on December 31, 1996. All eligible non-employee directors would vest in their Directors' Retirement Plan benefits at such time, and receive their accrued Directors' Retirement Plan benefits under its current terms (normally beginning at age 70), and new directors would not be eligible to receive benefits under that plan. However, since Mr. Rochwarger will retire effective February 20, 1997, his plan benefit accruals would continue until that date and would be based upon the Company's current retainer policy for non-employee directors.

(2) Provide that non-employee directors should be paid $500 for each special consultation as a director that is with or at the request of the Company's chief executive officer.

(3) Eliminate the current Board guideline that directors should purchase 100 shares of Company Common Stock, or Company Common Stock costing at least $3,000, whichever is greater, per calendar year.

(4) Except in the case of Mr. Rochwarger, who will continue to be paid under the Company's current retainer policy until his retirement from the Board, substitute a new retainer policy, which will be effective January 1, 1997, and will apply to all current and subsequently elected directors of the Company. Under this new policy, non-employee directors of the Company would receive a quarterly retainer of 100 shares of Company Common Stock (subject to adjustment in light of existing circumstances, including but not limited to the market value of the stock), plus $3,000 payable by check.

     The securities which would be issued under the Retainer Policy would be shares of the Company's Common Stock. The Company is reserving 100,000 shares of Common Stock for this purpose, but the Retainer Policy does not set a ceiling on the number of shares which might be issued over time.

     Common Stock issued to non-employee directors under the Retainer Policy will be nontransferable until the later of two years from issuance or six months after the recipient's cessation of service as a director of the Company.

     The consideration to be received by the Company is the services of the non-employee directors. The market value of the Company's Common Stock as of close of business December 20, 1996 was $42.375 per share. If the number of non-employee directors remains at seven, the Company would issue 2,800 shares of Company Common Stock per year under the Retainer Policy, with a total market value at December 20, 1996 of $118,650.

     The number of shares of stock to be received pursuant to the Retainer Policy by various groups of persons are shown on the table on page 27 of this proxy statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company and written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with during fiscal 1996.

                                 OTHER BUSINESS

     The Board of Directors does not know of any business that will be presented for consideration at the meeting except as set forth above. However, if any other business is properly brought before the meeting, or any adjournment thereof, the Proxies will vote in regard thereto according to their discretion.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals that security holders intend to present at the 1998 Annual Meeting of Stockholders must be received at the principal offices of the Company no later than September 1, 1997, in order to be considered for inclusion in the Company's proxy statement and proxy for that meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                               ANNA MARIE CELLINO
                                               Secretary

December 30, 1996

                                   EXHIBIT A

                           NATIONAL FUEL GAS COMPANY
                           1997 AWARD AND OPTION PLAN

     1.  PURPOSE

     The purpose of the Plan is to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Key Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

     2.  DEFINITIONS

     2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or (ii) with respect to a Participant who is eligible for treatment under paragraph 25 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

     2.2 "Award" means any form of stock option, stock appreciation right, Restricted Stock, performance unit, performance share or other incentive award granted by the Committee to a Participant under the Plan pursuant to such terms and conditions as the Committee may establish. An Award may be granted singly, in combination or in the alternative.

     2.3 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means (i) the willful and continued failure by a Key Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Key Employee in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

     2.6  "Change in Control" shall be deemed to have occurred at such time as
(i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or (ii) approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of Common Stock hold at least a majority of the common stock of the corporation which owns all of the Common Stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(iii) individuals who constitute the Board on January 1, 1997 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

     2.7 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety
(90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Ownership occurs.

     2.8 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.10 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan. The Committee shall consist of not less than two (2) members of the Board, each of whom shall be a Disinterested Board Member. A "Disinterested Board Member" means a member who (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

     2.11  "Common Stock" means the common stock of the Company.

     2.12  "Company" means National Fuel Gas Company.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.14 "Fair Market Value" of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities for that date (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

     2.15 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change could cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or (iii) reduction in the Participant's total compensation or benefits or any component thereof, provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

     2.16 "Key Employee" means an officer or other key employee of the Company or a Subsidiary as determined by the Committee.

     2.17 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

     2.18  "Plan" means the National Fuel Gas Company 1997 Award and Option
Plan.

     2.19 "Restricted Stock" means an Award granted pursuant to paragraph 10 hereof.

     2.20 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

     2.21 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

     3.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Restricted Stock, performance unit, performance share, or other incentive award established by the Committee in accordance with (h) below, the number of shares or Units subject to the Award, all the terms and conditions of an Award, including the time and conditions of exercise or vesting; (e) determine whether Awards would be granted singly, in combination or in the alternative; (f) grant waivers of Plan terms and conditions, provided that any such waiver granted to an executive officer of the Company shall not be inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting, exercise or payment of any Award or the performance period of an Award when any such action would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.2 hereof, which the Committee determines are consistent with the Plan's purposes; and (i) take any and all other action it deems advisable for the proper administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation or stock option plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company to the extent permitted by Section 16 of the Exchange Act and notwithstanding any other provision of this Plan or an Award Notice, under such conditions as the Committee may establish; provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are subject to Section 16 of the Exchange Act.

     4.  ELIGIBILITY

     Any Key Employee is eligible to become a Participant of the Plan.

     5.  SHARES AVAILABLE

     (a) The maximum number of shares of Common Stock, $1.00 par value, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 1,900,000; subject to adjustment as provided in paragraph 18. Awards covering no more than 300,000 shares of Common Stock of the Company may be granted to any Participant in any fiscal year subject to adjustment as provided in paragraph 18.

     (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan, provided, however, that if dividends or dividend equivalents pursuant to paragraph 14, or other benefits of share ownership (not including the right to vote the shares) have been received by the Participant in respect of an Award prior to such termination, settlement or exchange, the shares which were the subject of the Award shall not again be available for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which an Alternative SAR has been exercised and paid in cash shall again be available for grant under the Plan. Shares to which independent or combination SARs relate shall not count against the 1,900,000 share limit set forth in this paragraph 5.

     (c) The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

     6.  TERM

     The Plan shall become effective as of December 13, 1996 subject to its approval by the Company's stockholders at the 1997 Annual Meeting of Stockholders and subject to the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. No Awards shall be exercisable or payable before these approvals of the Plan have been obtained and all Awards made prior to approval of the Plan by the Company's stockholders and approval of the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, are contingent upon such approval. Awards shall not be granted pursuant to the Plan after December 12, 2006.

     7.  PARTICIPATION

     The Committee shall select Participants, determine the type of Awards to be made, and establish in the related Award Notices the applicable terms and conditions of the Awards in addition to those set forth in this Plan and the administrative rules issued by the Committee.

     8.  STOCK OPTIONS

     (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

     (b) Terms and Conditions of Options. Unless the Award Notice provides otherwise, an option shall be exercisable in whole or in part. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option's grant. An Award Notice evidencing a stock option may, in the discretion of the Committee, provide that a Participant who pays the option price of a stock option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate. Unless the Award Notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant, and each non-qualified stock option shall first become exercisable on the first anniversary of its date of grant, or, if earlier (i) on the date of the Participant's death occurring after the date of grant, (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months, or (iii) on the date of the Participant's voluntary resignation on or after his 60th birthday and at least six months after the date of grant. Unless the Award Notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and non-qualified stock options granted in combination may be exercised separately.

     (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with
Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Unless the Award Notice provides a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. The number of shares of Common Stock that shall be available for incentive stock options granted under the Plan is 1,900,000.

     (d) Exercise of Option. Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, shares of Restricted Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. The Committee, in its sole discretion, may establish procedures whereby a Participant to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

     9.  STOCK APPRECIATION RIGHTS

     (a) Grants and Valuation. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs may be granted singly ("Independent SARs"), in combination with all or a portion of a related stock option under the Plan ("Combination SARs"), or in the alternative ("Alternative SARs"). Combination or Alternative SARs may be granted either at the time of the grant of related stock options or at any time thereafter during the term of the stock options. Combination SARs shall be subject to paragraph 9(b) hereof. Alternative SARs shall be subject to paragraph 9(c) hereof. Independent SARs shall be subject to paragraph 9(d) hereof. Unless this Plan or the Award Notice provides otherwise, SARs shall entitle the recipient to receive a payment equal to the appreciation in the Fair Market Value of a stated number of shares of Common Stock from the award date to the date of exercise. In the case of SARs granted in combination with, or in the alternative to, stock options, the appreciation in value is from the option price of such related stock option to the Fair Market Value on the date of exercise of such SARs. Unless this Plan or the Award Notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs, and all SARs shall be exercisable between one year and ten years and one day after the date of their award.

     (b) Terms and Conditions of Combination SARs. Both the stock options granted in conjunction with Combination SARs and the Combination SARs may be exercised. Combination SARs shall be exercisable only to the extent the related stock option is exercisable, and the base from which the value of the Combination SARs is measured at its exercise shall be the option price of the related stock option. Combination SARs may be exercised either together with the related stock option or separately. If a Participant exercises a Combination SAR or related stock option, but not both, the other shall remain outstanding and shall remain exercisable during the entire exercise period.

     (c) Terms and Conditions of Alternative SARs. Either the stock options granted in the alternative to Alternative SARs or the Alternative SARs may be exercised, but not both. Alternative SARs shall be exercisable only to the extent that the related stock option is exercisable, and the base from which the value of the Alternative SARs is measured at its exercise shall be the option price of the related stock option. If related stock options are exercised as to some or all of the shares covered by the Award, the related Alternative SARs shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of Alternative SARs as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof.

     (d) Terms and Conditions of Independent SARs. Independent SARs shall be exercisable in whole or in such installments and at such time as may be determined by the Committee. The base price from which the value of an Independent SAR is measured shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Independent SAR.

     (e) Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

     10.  RESTRICTED STOCK

     (a) Grants. Awards may be granted in the form of Restricted Stock. Shares of Restricted Stock shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

     (b) Award Restrictions. Restricted Stock shall be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

     (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

     (d) Evidence of Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

     11.  PERFORMANCE UNITS

     (a) Grants. Awards may be granted in the form of performance units. Performance units shall refer to the Units valued by reference to designated criteria established by the Committee, other than Units which are expressed in terms of Common Stock.

     (b) Performance or Service Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance and/or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

     12.  PERFORMANCE SHARES

     (a) Grants. Awards may be granted in the form of performance shares. Performance shares shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock, including shares of phantom stock.

     (b) Performance or Service Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

     13.  PAYMENT OF AWARDS

     At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.

     14.  DIVIDENDS AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of Restricted Stock, stock options, or performance shares, or in the form of any other stock-based grant, the Committee may, at any time up to the time of payment, include as part of an Award an entitlement to receive dividends or dividend equivalents, subject to such terms and conditions as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

     15.  DEFERRAL OF AWARDS

     At the discretion of the Committee, the receipt of the payment of shares of Restricted Stock, performance shares, performance units, dividends, dividend equivalents, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

     16.  TERMINATION OF EMPLOYMENT

     (a) General Rule. Subject to paragraph 20, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid Awards shall be cancelled or forfeited as the case may be, unless otherwise provided in this paragraph or in the Participant's Award Notice. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

     (b) Incentive Stock Options. Unless the Award Notice provides otherwise, any incentive stock option which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of

Common Stock may thereafter be purchased pursuant to such incentive stock option, except that:

          (i) Upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment.

          (ii) Upon the death of any Participant while employed with the Company or within the three-month period referred to in paragraph 16(b)(i) above, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

     Notwithstanding anything in this paragraph 16(b) to the contrary, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. Nothing in this paragraph 16(b) shall authorize the exercise of an incentive stock option after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

     (c) Non-Qualified Stock Options. Unless the Award Notice provides otherwise, any nonqualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that:

          (i) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise pursuant to paragraph 8(b) above.

          (ii) Upon the death of a Participant while employed with the Company or within the period referred to in paragraph 16(c)(i) above, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to in paragraph 16(c)(i) above, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

     Nothing in this paragraph 16(c) shall authorize the exercise of a non-qualified stock option later than the exercise period set forth in the Award Notice.

     17.  NONASSIGNABILITY

     No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge, or encumbrance, except that, unless the Committee specifies otherwise, all awards of non-qualified stock options or SARs shall be transferable without consideration, subject to all the terms and conditions to which such non-qualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c), that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him.

     18.  ADJUSTMENT OF SHARES AVAILABLE

     (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock-split or other combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the number of shares with respect to which Awards may be granted to any Participant in any fiscal year, and the number of shares, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding Awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

     (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spinoff of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Awards by either (i) the substitution, on an equitable basis, of appropriate stock or other securities or other consideration to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Awards, the option price of outstanding stock options, the exercise price of outstanding SARs, the performance or service criteria or performance period of outstanding performance units, and the performance or service criteria or performance period of outstanding performance shares, as deemed appropriate by the Committee.

     19.  WITHHOLDING TAXES

     The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. Subject to the administrative guidelines established by the Committee, a Participant may pay the amount of taxes required by law to be withheld from an Award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

     20.  NONCOMPETITION PROVISION

     Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company. In addition, the

Committee may, in its discretion, condition the deferral of any Award, dividend, or dividend equivalent under paragraph 15 hereof on a Participant's compliance with the terms of this paragraph 20, and cause such a Participant to forfeit any payment which is so deferred if the Participant fails to comply with the terms hereof.

     21.  AMENDMENTS TO AWARDS

     The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

     22.  REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     23.  NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be granted an Award.

     24.  AMENDMENT

     The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extent that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

     25.  CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

     (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 25 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death; (ii) disability entitling the Participant to benefits under his employer's long-term disability plan; (iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

     (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 25, (i) all of the terms and conditions in effect on any unexercised, unearned, unpaid or deferred Awards shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Awards on or after such date, and in no event shall any Award be forfeited on or after such date; and (iii) all of his unexercised, unvested, unearned and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately upon such date.

     (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this paragraph 25, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this paragraph 25 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this paragraph 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

     (d) Treatment of Performance Units and Performance Shares. If a Participant holding either performance units or performance shares is eligible for treatment under this paragraph 25, the provisions of this paragraph (d) shall determine the manner in which such performance units and/or performance shares shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a performance period or term of a performance unit or performance share which period or term has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a performance period or term of a performance unit or performance share which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the performance or service objectives for such period have been attained), it shall be assumed that the performance or service objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the Awards previously granted to him for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period. A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each performance period.

     (e) Valuation of Awards. If a Participant is eligible for treatment under this paragraph 25, his Awards (including those earned as a result of the application of paragraph 25(d) above) shall be valued and cashed out on the basis of the Change in Control Price.

     (f) Payment of Awards. If a Participant is eligible for treatment under this paragraph 25, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all outstanding Units of Common Stock, Independent and Combination SARs, stock options (including incentive stock options), performance units (including those earned as a result of the application of paragraph 25(d) above), and performance shares (including those earned as a result of paragraph 25(d) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under paragraph 3(h) hereof.

     (g) Deferred Awards. If a Participant is eligible for treatment under this paragraph 25, all deferred Awards for which payment has not been received as of the Acceleration Date shall be paid in a single lump sum cash payment as soon as practicable, but in no event later than 90 days after such date. For purposes of making such payment, the value of all Awards which are stock-based shall be determined by the Change in Control Price.

     (h) Miscellaneous. Upon a Change in Control or a Change in Ownership, (i) the provisions of paragraphs 16, 20 and 21 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

     (i) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

     26.  NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS

     No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name, and, in the case of Restricted Stock, stock options, performance shares or any other stock-based grant, such rights are granted to the Participant under paragraph 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

                                   EXHIBIT B

                PROPOSED AMENDMENTS TO NATIONAL FUEL GAS COMPANY
                  1993 AWARD AND OPTION PLAN (THE "1993 PLAN")

     1. Section 17, is hereby amended (which amendment also applies to all outstanding nonqualified stock options and SARs under the Plan as approved by the Committee on September 19, 1996) to read as follows:

          "No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge or encumbrance except that, all awards of nonqualified stock options or SAR's shall be transferable without consideration, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment under
     Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c) that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him."

     2. Section 19 is hereby amended (which amendment also applies to all outstanding Awards as approved by the Committee on September 19, 1996) to read as follows:

          "The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. A Participant may pay the amount of taxes required by law to be withheld from an Award by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value equal to the amount of such required withholding taxes."

     3.  Section 24 is hereby amended to read as follows:

          "The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided, however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extend that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

     4. Section 25(h) is deleted, Section 25(i) is renumbered as Section 25(h) and 25(j) is renumbered as 25(i).

              PROPOSED AMENDMENT TO THE NATIONAL FUEL GAS COMPANY
                       1984 STOCK PLAN (THE "1984 PLAN")

     1. Section 5(c)(v) of the 1984 Plan is hereby amended (which amendment also applies to all outstanding nonqualified stock options or SARs under the Plan as approved by the Committee on September 19, 1996) to read as follows:

          "No Option under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge or encumbrance, except that all awards of nonqualified stock options or SARs shall be transferable without consideration, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Key Employee's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Key Employee or such immediate family members or (iii) entities which are wholly-owned by the Key Employee or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Key Employee" shall be deemed to refer to the transferee. The events of termination of employment under Section 6 hereof shall continue to be applied with reference to the original Key Employee and following the termination of employment of the original Key Employee, the Options shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 6 that the original Key Employee could have exercised such Option. Except as expressly permitted by this paragraph, an Option shall be exercisable during the Key Employee's lifetime only by him."

     2. Section 15 is hereby amended (which amendment also applies to all outstanding Awards under the Plan as approved by the Committee on September 19,
1996) to read as follows:

          "At the time a Key Employee is taxable with respect to Options, SARs or Restricted Stock granted hereunder, or the exercise or surrender of the same, the Company shall have the right to withhold from amounts payable to the Key Employee under the Plan or from other compensation payable to the Key Employee in its sole discretion, or require the Key Employee to pay to it, an amount sufficient to satisfy all federal, state and/or local withholding tax requirements. A Key Employee may pay, in whole or in part, such tax withholding amounts by requesting that the Company withhold such amounts of taxes from the amounts owed to the Key Employee or by delivering as payment to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

                                   EXHIBIT C

                (RESOLUTIONS ADOPTED AT THE 9/96 BOARD MEETING)

     Whereupon, after discussion, upon motion duly made by Mr. Ackerman and seconded by Mr. Mann, the following resolutions were unanimously adopted:

RESOLVED:             That, with respect to the National Fuel Gas Company
                        Retirement Plan for Non-Employee Directors ("Directors' Retirement Plan"), which was previously adopted by this Board on December 5, 1991 (i) all accruals of benefits thereunder shall cease as of December 31, 1996, or as of February 20, 1997 in the case of Mr. Rochwarger; (ii) all current Company directors who are not vested under the Directors' Retirement Plan shall become immediately vested;(iii) all current directors who subsequently retire shall receive benefits under the Directors' Retirement Plan, based upon their accrued benefits, and payable in accordance with the current terms thereof; and (iv) all persons who become directors of the Company on or after September 19, 1996 shall be ineligible for any benefits under the Directors Retirement Plan; and it is

FURTHER RESOLVED:     That non-employee directors shall be paid $500 for each
                        special consultation as a director that is with or at the request of the Company's chief executive officer; and it is

FURTHER RESOLVED:     That the Board's current guidelines, whereby directors
                        should purchase the greater of 100 shares of Company stock or Company stock costing at least $3,000 per calendar year, are hereby revoked, and that any past failures to comply with these guidelines are hereby excused; and it is

FURTHER RESOLVED:     That, effective January 1, 1997, the Board retainer policy for non-employees directors (except Mr. Rochwarger, who shall continue to receive a retainer pursuant to current policy, until he retires from the Board) shall be as follows: (i) such directors shall receive a quarterly retainer, payable as of the first business day of each calendar quarter, of $3,000, payable by check, plus 100 shares of Company common stock; (ii) the first payment of stock shall be delayed in the unlikely event that the regulatory approvals (as described below) are delayed;
                        (iii) the payments described above shall, to the extent practicable, be prorated for a quarter during which a non-employee director has only partial service; and (iv) the shares of Company common stock thereby issued to non-employee directors shall not be transferable by directors until the later of two years after the issuance of the shares or six months after the director's cessation of service as a director; and it is

FURTHER RESOLVED:     That the stock certificates representing such shares shall bear thereon a legend that shall read substantially as follows: "Transfer of the shares of common stock represented by this certificate cannot occur until the later of two years from the date of the certificate or six months after the owner ceases to serve as a director of National Fuel Gas Company."; and it is

FURTHER RESOLVED:     That 100,000 shares of common stock, either original issue shares or treasury shares, be, and hereby are, reserved for issuance to non-employee Company directors pursuant to the amended retainer policy for such directors as heretofore approved by these resolutions; and it is

FURTHER RESOLVED:     That the Board shall, on an annual basis, monitor the
                        Company common stock component of the amended retainer policy for non-employee Company directors approved by these resolutions, and shall make such adjustments, if any, therein as the Board, in its discretion, may deem appropriate in light of then existing circumstances (including, but not limited to, the then existing market value of the Company common stock); and it is

FURTHER RESOLVED:     That the officers and counsel of the Company be, and
                        hereby are, authorized and empowered to prepare and file all documents and take all other actions as they may deem necessary or appropriate to accomplish the intents and purposes of the foregoing resolutions, including the filing of an application or declaration on Form U-1 with the Securities and Exchange Commission, and a listing application with the New York Stock Exchange, under which filings 100,000 shares shall be allocated for the provision of Company common stock to non-employee directors, and all documents necessary concerning stockholder approval of the issuance of Company common stock to such directors, and that they shall be authorized to make such modifications to the share allocations as they shall deem appropriate, and to the policy as set forth in the foregoing resolutions as may be necessitated by such bodies; and it is

FURTHER RESOLVED:     That, effective January 1, 1997, Article II, Paragraph 9
                        of the By-Laws of the Company be amended to read as follows:

                        A. Except with respect to directors whose service as
                           such ceases on or before February 20, 1997, who will continue to receive the previously-effective Director compensation until such time, each Director who is not a regular full-time employee of the Corporation or one or more of its subsidiaries, shall be paid an annual fee of $12,000 in cash and 400 shares of the common stock of the Corporation, payable in equal quarterly increments, in advance (i.e., as of the first business day of the quarter). There will be a proration of payments during quarters in which such Director has only partial service. Each such Company stock certificate will be nontransferable until the later of two years from issuance or six months after such Directors' cessation of service.

                        B. Each Director of the Corporation who is not a regular
                           full-time employee of the Corporation or one or more of its subsidiaries shall also receive a fee of $1,000 for attendance at any meeting of the Board of Directors and a fee of $800 for attendance at any meeting of any committee of the Board of Directors, except that if a Director participates in a committee meeting by telephone, the fee shall be $500. Each Director shall be reimbursed for the travel expenses incurred by him or her in attending any meeting of the Board of Directors or any committee of the Board of Directors.

                           NATIONAL FUEL GAS COMPANY                      PROXY

  THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING
                       OF STOCKHOLDERS, FEBRUARY 20, 1997

PROXY: B.J. Kennedy, P.C. Ackerman, and A.M. Cellino, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 23, 1996, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items below and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

------------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.
------------------------------------------------------------------------------------------------------------------------------------
Item 1--Election of the following nominees as Directors:                             Item 2--Appointment of independent accountants

    For three-year terms which expire in 2000 -- E.T. Mann, G.L. Mazanec and                 For       Against    Abstain
                                                 G.H. Schofield
                                                                                            / /         / /         / /
  FOR all nominees            WITHHOLD           WITHHOLD for the following only.
(except as marked        for all nominees        Write name(s) below.
  to the right)

     / /                     / /                 ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Item 3--Adopt 1997 Award and Option Plan        Item 4--Amend 1984 Stock Plan and    Item 5--Approval or Retainer Policy for
                                                        1993 Award and Option Plan           Non-Employee Directors

    For     Against     Abstain                         For     Against     Abstain           For     Against     Abstain

    / /       / /         / /                           / /       / /         / /             / /       / /         / /

------------------------------------------------------------------------------------------------------------------------------------

                      (Please date and sign on reverse side and return promptly)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE GIVEN WITH RESPECT TO ALL OR SOME ITEMS, AS TO SUCH ITEMS, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CENTER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

                        THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.


                                           __________________________________
                                           Signature


                                           __________________________________
                                           Signature


                                           Date______________________________


                                           Please sign your name as it appears
                                           on this proxy, and return the
                                           completed proxy in the enclosed
                                           envelope. When signing as an
                                           attorney, executor, administrator,
                                           trustee, guardian or other
                                           representative, please give title as
                                           such. If signer is a corporation,
                                           please sign full corporate name by
                                           duly authorized officer and attach
                                           corporate seal. For joint accounts,
                                           each joint owner should sign.

                           NATIONAL FUEL GAS COMPANY                      PROXY


        THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL
                   MEETING OF STOCKHOLDERS, FEBRUARY 20, 1997


PROXY: B.J. Kennedy, P.C. Ackerman, and A.M. Cellino, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 23, 1996, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items below and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.

Item 1 -- Election of the following nominees as Directors:

     For three-year terms, which expire in 2000 -- E.T. Mann, G.L. Mazanec and
                                                   G.H. Schofield

 FOR all nominees        WITHHOLD         WITHHOLD for the following only.
(except as marked    for all nominees     Write name(s) below.
  to the right)

      /  /                /  /            -------------------------------------


Item 2 -- Appointment of independent accountants

 For         Against         Abstain
/  /          /  /            /  /


-------------------------------------------------------------------------------


Item 3 -- Adopt 1997 Award and Option Plan

 For         Against         Abstain
/  /          /  /            /  /


Item 4 -- Amend 1984 Stock Plan and 1993 Award and Option Plan

 For         Against         Abstain
/  /          /  /            /  /


Item 5 -- Approval of Retainer Policy for Non-Employee Directors

 For         Against         Abstain
/  /          /  /            /  /



                    (Please date and sign on reverse side and return promptly.)

(Continued from other side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such directions are given with respect to all or some items, as to such items, the shares represented by this proxy will be voted FOR Items 1, 2, 3, 4 and 5. Failure to withhold authority to vote for the election of any nominee for director shall confer on the Proxies authority to vote for such nominee's election. Failure to vote on any other matter shall confer on the Proxies authority to vote with respect to each such matter.

                                THIS PROXY MAY BE REVOKED BY GIVING THE
                                SECRETARY OF THE MEETING WRITTEN NOTICE OF
                                REVOCATION OR A SUBSEQUENT PROXY AT ANY TIME
                                BEFORE THE VOTING OF THE SHARES REPRESENTED BY THIS PROXY, OR BY CASTING A BALLOT.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature


                                        Date
                                             ----------------------------------

                                        Please sign your name as it appears on
                                        this proxy, and return the completed
                                        proxy in the enclosed envelope. When
                                        signing as an attorney, executor,
                                        administrator, trustee, guardian or
                                        other representative, please give title
                                        as such. If signer is a corporation,
                                        please sign full corporate name by duly
                                        authorized officer and attach corporate
                                        seal. For joint accounts, each joint
                                        owner should sign.

                NATIONAL FUEL GAS COMPANY EMPLOYEE BENEFIT PLANS

Administrative Committee
  P. C. Ackerman
  A. M. Cellino                                              10 Lafayette Square
  J. P. Pawlowski                                        Buffalo, New York 14203
  D. J. Seeley

                                                               December 30, 1996

TO ALL PARTICIPANTS IN EMPLOYEE BENEFIT PLANS:

     The Annual Meeting of Stockholders of National Fuel Gas Company will be held on February 20, 1997. The enclosed Notice of Annual Meeting of Stockholders, Proxy Statement and 1996 Annual Report are being distributed to all stockholders of record as of December 23, 1996.

     The Trustees of National Fuel's Thrift Plan, five Employee Stock Ownership Plans and two Tax-Deferred Savings Plans hold shares of Company Common Stock that are allocated to participants' accounts in those plans. Therefore, we have enclosed a voting instruction card that you may use to instruct the Trustees how to vote the shares held in your accounts in those plans. Each plan provides that each participant shall have the right to give voting instructions to the Trustee of the plan with respect to the number of shares of Company Common Stock held on his or her behalf by the Trustee on the voting record date.

     YOUR INSTRUCTIONS TO CHASEMELLON SHAREHOLDER SERVICES, TRUSTEE OF THE NATIONAL FUEL GAS COMPANY EMPLOYEES' THRIFT PLAN AND THE NATIONAL FUEL GAS COMPANY EMPLOYEE STOCK OWNERSHIP PLANS, AND VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE OF THE NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLANS, ARE CONFIDENTIAL. THE TRUSTEES MAY NOT VOTE THE SHARES HELD FOR YOUR ACCOUNT OR ACCOUNTS IF YOU DO NOT PROVIDE VOTING INSTRUCTIONS.

     This letter and the enclosed voting instruction card relate only to shares of Common Stock of National Fuel Gas Company held on your behalf by the Trustees under the terms of the employee benefit plans mentioned above, and do not affect any National Fuel Gas Company Common Stock that you may own in your own name. You will receive a proxy for those shares in a separate mailing.

     To be sure that shares held on your behalf will be voted, please complete, sign and date the enclosed card and return it in the envelope provided no later than February 12, 1997.

                                          Very truly yours,

                                          /s/  ANNA MARIE CELLINO

                                          -----------------------
                                                Chairman

                                                        VOTING INSTRUCTION CARD

                NATIONAL FUEL GAS COMPANY EMPLOYEE BENEFIT PLANS

    THIS VOTING INSTRUCTION CARD SOLICITED BY THE BOARD OF DIRECTORS FOR USE
            AT THE ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 20, 1997


I have received the letter dated December 30, 1996, from the Administrative Committee of National Fuel Gas Company's employee benefit plans, with enclosures, concerning the Annual Meeting of Stockholders of National Fuel Gas Company to be held on February 20, 1997. The enclosures include a copy of the Company's 1996 Annual Report.

I hereby instruct ChaseMellon Shareholder Services, as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan, and Vanguard Fiduciary Trust Company, as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans, at such Annual Meeting, or at any adjournment thereof, to vote the Common Stock of the Company held on my behalf by you in said employee benefit plans as I have directed, on each of the items on the reverse side of this voting instruction card.

 THESE INSTRUCTIONS MAY BE REVOKED BY WRITTEN NOTICE TO THE RESPECTIVE TRUSTEES
     AT THE ADDRESSES LISTED BELOW RECEIVED ON OR BEFORE FEBRUARY 18, 1997.

    ChaseMellon Shareholder Services, L.L.C.    Vanguard Fiduciary Trust Company
    National Fuel Gas Company                   P.O. Box 2600
    Midtown Station                             Valley Forge, PA 19482
    P.O. Box 865
    New York, NY 10138-0701

         THIS VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

--------------------------------------------------------------------------------

                             -FOLD AND DETACH HERE-


         THIS VOTING INSTRUCTION CARD INSTRUCTS THE TRUSTEES HOW TO VOTE SHARES HELD BY YOU IN NATIONAL FUEL GAS
                    COMPANY'S EMPLOYEE BENEFIT PLANS. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES MAY NOT BE VOTED.

                                                                                                                P  /X/ PLEASE MARK
                                                                                                                       YOUR CHOICE
                                                                                                                        LIKE THIS

-----------------------------------------------------------------------------------------------------------------------------------
                               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, AND 5.
-----------------------------------------------------------------------------------------------------------------------------------

Item 1--Election of the following nominees as Directors.                                                     FOR  AGAINST  ABSTAIN

   For three-year terms which       FOR all nominees    WITHHOLD         Item 2--Appointment of independent
   expire in 2000 -                 (except as marked   for all                  accountants                 / /    / /      / /
     E.T. Mann, G.L. Mazanec and     to the left)       nominees
     G.H. Schofield                                                      Item 3--Adopt 1997 Award and        / /    / /      / /
                                       / /               / /                     Option Plan

WITHHOLD for the following only. Write name(s) below.                    Item 4--Amend 1984 Stock Plan       / /    / /      / /
                                                                                 and 1993 Award and
                                                                                 Option Plan
-----------------------------------------------------
                                                                         Item 5--Approval of Retainer       / /    / /      / /
                                                                                 Policy for Non-Employee
                                                                                 Directors




   (SIGNATURE OF STOCKHOLDER(S))                                                       Dated:                             , 1997
                                   ----------------------------------------------             ----------------------------
   NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD AND RETURN THE CARD IN THE ENCLOSED ENVELOPE ON OR BEFORE
         FEBRUARY 12, 1997.

------------------------------------------------------------------------------------------------------------------------------------

                                                     -  FOLD AND DETACH HERE -